LEASE


                                 BY AND BETWEEN


                           ARE-10150 OLD COLUMBIA, LLC

                                   as Landlord

                                       and

                          NORTH AMERICAN VACCINE, INC.

                                    as Tenant

                                TABLE OF CONTENTS

                                                                      PAGE

1.       LEASE OF PREMISES.............................................1

2.       BASIC LEASE PROVISIONS........................................1

3.       TERM..........................................................3

4.       POSSESSION AND COMMENCEMENT DATE..............................4

5.       RENT..........................................................5

6.       RENT ADJUSTMENTS..............................................5

7.       OPERATING EXPENSES............................................6

8.       RENTABLE AREA................................................12

9.       SECURITY DEPOSIT.............................................12

10.      USE..........................................................13

11.      BROKERS......................................................15

12.      HOLDING OVER.................................................15

13.      TAXES ON TENANT'S PROPERTY...................................16

14.      CONDITION OF DEMISED PREMISES................................16

15.      COMMON AREAS AND PARKING FACILITIES..........................16

16.      UTILITIES AND SERVICES.......................................17

17.      ALTERATIONS..................................................20

18.      REPAIRS AND MAINTENANCE......................................23

19.      LIENS........................................................23

20.      INDEMNIFICATION AND EXCULPATION..............................24

21.      INSURANCE - WAIVER OF SUBROGATION............................25

22.      DAMAGE OR DESTRUCTION........................................27

23.      EMINENT DOMAIN...............................................29

24.      DEFAULTS AND REMEDIES........................................30

25.      ASSIGNMENT OR SUBLETTING.....................................34

26.      ATTORNEYS' FEES AND COSTS....................................37

27.      BANKRUPTCY...................................................37

28.      ESTOPPEL CERTIFICATE.........................................38

29.      JOINT AND SEVERAL OBLIGATIONS................................38

30.      DEFINITION OF LANDLORD; LIMITATION OF LANDLORD'S LIABILITY...38

31.      PROJECT CONTROL BY LANDLORD..................................40

32.      QUIET ENJOYMENT..............................................41

33.      QUITCLAIM DEED...............................................41

34.      RULES AND REGULATIONS........................................41

35.      SUBORDINATION AND ATTORNMENT.................................41

36.      SURRENDER....................................................42

37.      WAIVER AND MODIFICATION......................................43

38.      WAIVER OF JURY TRIAL AND COUNTERCLAIMS.......................43

39.      TENANT'S PURCHASE OPTION.....................................43

40.      RIGHT TO EXPAND..............................................44

41.      HAZARDOUS MATERIALS..........................................47

42.      RIGHT TO EXTEND TERM.........................................49

43.      RIGHT OF FIRST OFFER TO PURCHASE.............................50

44.      TENANT SIGNAGE...............................................51

45.      MISCELLANEOUS................................................51


EXHIBITS

EXHIBIT "A"       DEMISED PREMISES
EXHIBIT "B"       LEGAL DESCRIPTION
EXHIBIT "C"       ACKNOWLEDGMENT OF TERM COMMENCEMENT DATE
EXHIBIT "D"       WORK LETTER
EXHIBIT "E"       RULES AND REGULATIONS
EXHIBIT "F"       ESTOPPEL CERTIFICATE
EXHIBIT "G"       FORM OF AGREEMENT OF PURCHASE AND SALE
EXHIBIT "H"       EXTERIOR SIGNAGE PLAN

                                      LEASE


     THIS LEASE is made as of March 25, 1998 ("EFFECTIVE DATE"), by and between ARE-10150 Old Columbia, LLC, a Delaware limited liability company ("LANDLORD") and North American Vaccine, Inc., a Canadian corporation ("TENANT").

1.   LEASE OF PREMISES.

     Landlord hereby leases to Tenant and Tenant hereby leases from Landlord upon the terms and conditions hereof, those certain premises (the "DEMISED PREMISES") within the building located at the address set forth below (the "BUILDING"). The Demised Premises are crosshatched on the floor plan attached hereto as EXHIBIT "A". The real property upon which the Building is located and all landscaping, parking facilities and other improvements and appurtenances related thereto, are hereinafter collectively referred to as the "PROJECT", the legal description for which is attached hereto as EXHIBIT "B". All portions of the Project which are for the non-exclusive use of tenants of the Building, including, without limitation, driveways, sidewalks, parking areas, landscaped areas, service corridors, stairways, elevators, public restrooms and Building lobbies, are hereinafter referred to as the "COMMON AREAS".

2.   BASIC LEASE PROVISIONS.

     2.1. For convenience of the parties, certain basic provisions of this Lease are set forth herein. The provisions set forth herein are subject to the remaining terms and conditions of this Lease and are to be interpreted in light of such remaining terms and conditions.

          2.1.1  Address of the Building:

                 10150 Old Columbia Road
                 Columbia, Maryland

          2.1.2  Intentionally Deleted.

          2.1.3  (a)  Rentable Area of Demised Premises: 75,500 sq. ft. (Subject
                      to confirmation pursuant to Section 8.1)

                 (b) Rentable Area of Building: 75,500 sq. ft., subject to expansion in accordance with Section 40.

          2.1.4  Initial Basic Annual Rent:
                 (75,500 sq.ft). x ($13.00 per sq.ft.) = $981,500
                 (Subject to modification pursuant to Section 40)

          2.1.5  Initial  Monthly  Rental  Installments  of Basic  Annual  Rent:
                 (75,500 sq.ft). x ($13.00 per sq.ft.), divided by 12 months = $81,791.67 (Subject to modification pursuant to Section 40).

          2.1.6 Tenant's Pro Rata Share: 100% of the Building (Subject to modification pursuant to Section 40)

          2.1.7  (a) Term Commencement Date: As defined in Section 4.2 hereof.

                 (b) Term Expiration Date: Ten years from the Term Commencement Date, subject to extension or earlier termination as otherwise provided herein.

          2.1.8  Security Deposit: $163,583.34.

          2.1.9 Permitted Use: Research, development, testing, production and sale of biologic, pharmaceutical or any other products regulated by the United States Food and Drug Administration (the "FDA") or similar foreign regulatory authorities, including, without limitation, animal testing facilities, and related office uses consistent with Section 10 hereof.

          2.1.10 Addresses for notices and payment of Rent:

                 Payments of Rent shall be made to:

                 135 N.  Robles Avenue, Suite 250
                 Pasadena, CA 91101
                 Attention: Corporate Secretary

                 Address for Notices to Landlord:

                 135 N.  Robles Avenue, Suite 250
                 Pasadena, CA 91101
                 Attention: Corporate Secretary

                 With a copy to:

                 11440 West Bernardo Court, Suite 170
                 San Diego, CA 92127
                 Attention: Gary A. Kreitzer, Esq.

          2.1.11 Address for Notices to Tenant:

                 Prior to July 1, 1998:

                 North American Vaccine, Inc.
                 12103 Indian Creek Court
                 Beltsville MD  20705
                 Attention: Daniel J. Abdun-Nabi, Senior Vice President-Legal Affairs & General Counsel

                 After June 30, 1998:

                 North American Vaccine, Inc.
                 10150 Old Columbia Road
                 Columbia MD  _____
                 Attention: Daniel J. Abdun-Nabi, Senior Vice President-Legal Affairs & General Counsel

                 With a copy to:

                 Arnold & Porter
                 555 Twelfth Street, N.W.
                 Washington, D.C.  20004
                 Attention:  Stephen W. Porter, Esq.

          2.1.12 The following Exhibits are attached hereto and incorporated herein:

                             Exhibit "A"-Exhibit "H"

3.   TERM.

     3.1. This Lease shall take effect upon the Effective Date, and, except as specifically otherwise provided within this Lease, each of the provisions hereof shall be binding upon and inure to the benefit of Landlord and Tenant, and each of their respective successors and permitted assigns, from and after the Effective Date.

     3.2. The term of this Lease (the "TERM") shall be that period from the Term Commencement Date as defined in Section 4.2 below and through the Term Expiration Date, as such may be terminated or extended as provided herein.

     3.3. Notwithstanding anything to the contrary contained herein, Tenant shall have the right, in its sole and absolute discretion, to terminate this Lease, which termination shall be effective on the fifth anniversary of the Term Commencement Date, upon not less than nine (9) months' prior written notice to

Landlord, which notice, as a condition to its effectiveness and the effectiveness of any such termination, shall be accompanied by the payment of the "Termination Amount". Upon the effective date of such termination made pursuant to this paragraph, this Lease shall terminate and all of the rights and obligations of the parties hereunder shall thereafter cease and terminate, except pursuant to any provision which expressly survives the termination hereof, including without limitation, the respective indemnification obligations of Landlord and Tenant set forth in Article 41 of this Lease, and the obligations and liabilities of Landlord and Tenant which accrue or arise prior to the termination date of this Lease, including, without limitation, Tenant's obligation to pay any and all unpaid accrued Rent as of such termination date. The Termination Amount shall be [*]

4.   POSSESSION AND COMMENCEMENT DATE.

     4.1. Landlord shall use commercially reasonable efforts to tender possession of the Demised Premises to Tenant on the date hereof. In the event Landlord fails for any reason to tender possession of the Demised Premises on or before the close of business on May 15, 1998, Landlord shall be liable to Tenant for the sum of any damages, rent and holdover fees or penalties under Tenant's existing leases for premises at 12103 and 12031 Indian Creek Court, Beltsville, Maryland 20705 (as amended, the "Existing Leases") in excess of the rent that would have been payable under the Existing Leases but for such holdover. In the event Landlord has not tendered possession of the Demised Premises on or before June 1, 1998, then Tenant may, at any time thereafter so long as Landlord has not tendered possession of the Demised Premises to Tenant, by written notice to Landlord, elect to terminate this Lease effective on the date of such notice. In the event this Lease is terminated pursuant to this Section 4.1, the Security Deposit shall be returned to Tenant and neither Landlord nor Tenant shall have any further rights, duties or obligations under this Lease, except with respect to provisions which, by their terms, survive termination of this Lease. Landlord's obligations under this Section 4.1 shall survive termination of this Lease by Tenant pursuant to the terms of this Section 4.1.

     4.2. The "Term Commencement Date" shall be the date of delivery of the Demised Premises to Tenant. Landlord and Tenant shall each execute and deliver to the other written acknowledgment in the form attached hereto as Exhibit "C" of the Term Commencement Date and the Term Expiration Date when the same are established; PROVIDED, HOWEVER, the failure to execute and deliver such acknowledgment shall not affect Landlord's or Tenant's rights or liabilities hereunder.

     4.3. Intentionally Deleted.

     4.4. Intentionally Deleted.

     4.5. Tenant shall cause the initial improvements to the Building to be constructed pursuant to the Work Letter attached hereto as EXHIBIT "D" ("Tenant's Work"). Landlord shall be responsible for paying the costs of

________________________

[*} Confidential information has been omitted and filed separately with the Commission.

Tenant's Work to the extent such costs do not exceed the amount of the Tenant Improvement Allowance (as defined in Section 4.5.1). The costs included in Tenant's Work shall include the costs of construction, space planning, architectural, design, engineering and other related services, building permits, and other planning and inspection fees.

          4.5.1 Tenant shall be entitled to an allowance to be used by Tenant towards construction of Tenant's Work (the "Tenant Improvement Allowance"). The amount of the Tenant Improvement Allowance shall be $1,432,500.00.

          4.5.2 Intentionally Deleted.

5.   RENT.

     5.1. Tenant agrees, commencing on the forty fifth (45th) day following the Term Commencement Date (the "Rent Commencement Date"), to pay Landlord as Basic Annual Rent for the Demised Premises the sum set forth in Section 2.1.4, subject to the rental increases provided in Section 6 hereof. Basic Annual Rent shall be paid in the equal monthly installments set forth in Section 2.1.5, subject to the rental increases provided in Section 6 hereof, each in advance on the first day of each and every calendar month during the Term. Notwithstanding anything to the contrary set forth herein, Tenant shall have no obligation to pay Basic Annual Rent for any period prior to the Rent Commencement Date.

     5.2. In addition to Basic Annual Rent, Tenant agrees to pay to Landlord as additional rent ("ADDITIONAL RENT") at times hereinafter specified in this Lease
(i) Tenant's pro rata share, as set forth in Section 2.1.6 ("TENANT'S PRO RATA SHARE"), of Operating Expenses as provided in Section 7 and (ii) any other amounts that Tenant assumes or agrees to pay under the provisions of this Lease that are owed to Landlord, including, without limitation, any and all other sums that may become due under the terms of this Lease by reason of any Default of Tenant or failure on Tenant's part to comply with the agreements, terms, covenants and conditions of this Lease to be performed by Tenant, after notice and lapse of applicable cure period. Except for the payment of charges for utilities supplied to the Demised Premises, Tenant shall have no obligation to pay Additional Rent for any periods prior to the Rent Commencement Date.

     5.3. Intentionally Deleted.

     5.4. Basic Annual Rent and Additional Rent shall together be denominated "RENT". Rent shall be paid to Landlord, without abatement, deduction, or offset, in lawful money of the United States of America, at the office of Landlord as set forth in Section 2.1.10 or to such other person or at such other place as Landlord may from time to time designate in writing. In the event the Term commences or ends on a day other than the first day of a calendar month, then the Rent for such fraction of a month shall be prorated for such period on the basis of a thirty (30) day month and shall be paid at the then current rate for such fractional month.

6.   RENT ADJUSTMENTS.

     6.1. Basic Annual Rent shall be adjusted on the first (1) anniversary of the Term Commencement Date, and on the anniversary of such date every year thereafter during the Term (each, a "RENT ADJUSTMENT DATE"). On every Rent Adjustment Date, Basic Annual Rent shall be increased by an amount equal to [*] of the Basic Annual Rent payable immediately preceding the applicable Rent Adjustment Date.

7.   OPERATING EXPENSES.

     7.1. As used herein, the term "OPERATING EXPENSES" shall include:

          7.1.1 Government impositions including, without limitation, property tax costs consisting of real and personal property taxes and assessments (including amounts due under any improvement bond upon the Building, or the parcel or parcels of real property upon which the Building is located or assessments levied in lieu thereof) imposed by any governmental authority or agency; any tax on or measured by gross rentals received from the rental of space in the Building, any tax based on the square footage of the Demised Premises, the Building or the Project as well as any parking charges, utilities surcharges, or any other costs levied, assessed or imposed by, or at the direction of, or resulting from statutes or regulations, or interpretations thereof, promulgated by any federal, state, regional, municipal or local government authority in connection with the use or occupancy of the Building or the parking facilities serving the Building; any tax on this Lease; any fee for a business license to operate an office building and the reasonable cost of attorneys or experts, reasonably incurred by Landlord in seeking reduction by the taxing authority of the applicable taxes, less tax refunds obtained as a result of an application for review thereof. Operating Expenses shall not include such taxes as capital gains, corporation, unincorporated business, income, profit, excess profit, capital stock, estate, gift, inheritance, transfer, recordation, taxes which are the personal obligation of Landlord or another tenant of the Building or Project, license fees (except as set forth above) or any fines, penalties and/or interest on late payments. Tenant shall not be responsible for more than twelve (12) calendar months of real estate taxes in any one (1) year.

          7.1.2 All other reasonable costs of any kind paid or incurred by Landlord in connection with the operation and maintenance of the Building and the Project including, by way of examples and not as a limitation upon the generality of the foregoing, costs of repairs and replacements to the Building or the other improvements within the Project as appropriate to maintain the Building or the Project as required hereunder; costs of utilities furnished to the Common Areas; sewer fees; trash collection; cleaning, including windows; heating; ventilation; air-conditioning; maintenance of landscape and grounds; maintenance of drives and parking areas; security services and devices; building supplies; maintenance for and replacement of equipment utilized for operation and maintenance of the Project: license, permit and inspection fees; sales, use and excise taxes on goods and services purchased by Landlord in connection with the operation, maintenance or repair of the Project and Building systems and equipment; telephone, postage, stationery supplies and other expenses incurred in connection with the operation, maintenance, or repair of the Project; accounting, legal and other professional fees and expenses incurred in connection with the operation, maintenance and repair of the Project; cost of landscaping and other customary and ordinary items of personal property provided

________________________

[*} Confidential information has been omitted and filed separately with the Commission.

by Landlord for use in Common Areas; capital expenditures; costs of complying with any applicable laws or hazardous waste remediation rules or regulations; costs of insurance, service contracts; costs of services of independent contractors retained to do work of the nature or type herein referenced; and costs of compensation (including employment taxes and fringe benefits) to the extent equitably allocable to the Project of all persons who perform regular and recurring duties connected with the day-to-day operation and maintenance of the Project, its equipment, the adjacent walks, landscaped areas, drives, and parking areas, including without limitation, janitors, floor waxers, window-washers, watchmen, gardeners, sweepers, and handymen and costs of management services, which fee for property management services shall not exceed [*] of the Basic Annual Rent. With respect to capital expenditures there shall be included each calendar year as an Operating Expense in respect of such expenditure only the amortized cost of such item for that year [*]

          7.1.3 Operating Expenses shall be determined in accordance with generally accepted accounting principles. Operating Expenses shall be appropriate for the prudent management, operation, maintenance, servicing and repair of the Building and shall be reduced by all cash discounts, trade discounts or quantity discounts received by Landlord or Landlord's managing agent in the purchase of any goods, utilities or services in connection with the prudent operation of the Building. If Landlord charges a user fee for use of a building amenity or facility (including the parking facilities), then Operating Expenses shall be deemed reduced by the amount of such fees. Landlord shall equitably prorate bills for services rendered to the Building and to any other property owned by Landlord. Landlord shall diligently and in good faith pursue all insurance, breach of warranty or other claims which might result in a reduction of Operating Expenses payable by Tenant. In no event shall the Building tenants be required to pay, in the aggregate, more than 100% of the actual Operating Expenses of the Building for any calendar year, and Tenant shall not be required to pay more than 100% of Tenant's Pro Rata Share of the total Operating Expenses actually incurred for any calendar year.

          7.1.4 The following costs and expenses shall be excluded from Operating Expenses:

               (a) Insured losses paid by Landlord as the deductible portion of such losses by reason of insurance policy terms (except if and to the extent the sums paid are capital expenditures in which event such amounts shall be amortized in accordance with Section 7.1.2);

               (b) Costs, including permit, license and inspection costs, associated with alterations or improvements of the Demised Premises, the premises of other tenants or occupants of the Building or the Project or vacant retail space in the Building or the Project or incurred in renovating or otherwise improving, decorating, painting or redecorating vacant space for tenants or other occupants of the Building or the Project;

________________________

[*} Confidential information has been omitted and filed separately with the Commission.

               (c) Depreciation of the Building or the Project, or the fixtures or equipment therein;

               (d) Interest, points, fees and principal payments on loans to Landlord or secured by mortgages or deeds of trust covering the Building or the Project or a portion thereof and other debt costs, if any, or amortization on any mortgage or mortgages or any other debt instrument encumbering the Building or the Project;

               (e) Payments pursuant to any ground lease or master space lease;

               (f) Expenses directly resulting from the breach of this Lease by Landlord, or the negligence of Landlord, its agents, contractors or employees, or other tenants;

               (g) Reimbursable costs for which Landlord is reimbursed by its insurance carrier, any tenant's carrier, any tenant, any warrantor or any other third party;

               (h) Any bad debt loss, rent loss, reserves for bad debts or rent loss or legal fees incurred in collecting rent or other obligations from other tenants of the Building or the Project;

               (i) The expense of extraordinary services provided to other tenants of the Building or the Project, or costs incurred by Landlord in respect of breaches of other leases in the Building or the Project;

               (j) Costs associated with the operation of the business of the person or entity which constitutes Landlord, as distinguished from the costs of operation of the Building or the Project, including accounting and legal matters, costs of defending any lawsuits with any mortgagee, costs of selling, syndicating, financing, mortgaging or hypothecating any of Landlord's interest in the Building or the Project, costs of any disputes between Landlord and its employees, disputes of Landlord with Building management, and outside fees paid in connection with disputes with other tenants;

               (k) The costs of compensation (including employment taxes and fringe benefits) of any employee of Landlord or the property manager for the Project who does not devote substantially all of his or her time to the Building or the Project or the Common Areas, except to the extent such costs are reasonable, and properly and equitably allocable to time spent by such employee in directly servicing the Building, the Project or the Common Areas;

               (l) Fees for services rendered to the Building, the Project or the Common Areas by entities controlled by or under common control with Landlord to the extent such fees exceed the market rate payable for comparable services if rendered by unrelated third parties, except that market rate fees shall in no event exceed [*] of the Basic Annual Rent;

________________________

[*} Confidential information has been omitted and filed separately with the Commission.

               (m) Fines, penalties, late payment charges and interest arising from the acts or inaction of Landlord or failure timely to make tax and/or other payments;

               (n) Legal fees, professional fees, court costs, and consultants' fees not directly related to the general welfare of Building or Project tenants;

               (o) Taxes other than those set forth in Section 7.1.1;

               (p) Salaries and the cost of other compensation paid to executive employees of Landlord or the property manager above the grade of manager (including profit sharing, bonuses and other employee benefit plans);

               (q) The rent or expenses in lieu of rent for Landlord's on-site management or leasing office, or any other offices or other spaces in the Building or the Project used by Landlord or any related entity;

               (r) Costs and expenses of utilities directly metered to tenants of the Building or the Project or janitorial services directly billed to tenants of the Building or the Project and payable separately by such tenants;

               (s) Interest incurred on amounts by which any tenant's estimated payments exceed such tenant's proper share of Operating Expenses;

               (t) General overhead and administrative and accounting expenses, except to the extent reasonably and properly directly allocable to the Building;

               (u)  Charitable  or  political  contributions,   advertising  and
promotional expenditures, including costs of staging special events.

               (v) The costs associated with any concessions or incentives granted to tenants in the Building or the Project (such as moving expense allowances or reimbursements);

               (w) Marketing costs including rent or expenses in lieu of rent for a marketing office, leasing commissions, space planners' fees, attorneys' fees, advertising expenses, expenses incurred in connection with the negotiation and preparation of letters, deal memos, letters of intent, leases, subleases and/or assignments, space planning costs and other costs and expenses incurred in connection with lease, sublease and/or assignment negotiations and transactions with present or prospective tenants or other occupants of the Building or the Project; and

               (x) Costs of acquiring any antiquities or works of art;

               (y) Increased insurance premiums caused by Landlord's or any other tenant's hazardous, reckless, wilful or negligent acts;

               (z) Assessments to the extent paid in less than the maximum permitted number of installments; and

               (aa) Costs and expenses (including, without limitation, attorneys' and consultants' fees and expenses) incurred by Landlord to clean-up, contain, abate, remove or otherwise remediate Hazardous Materials (as such term is hereinafter defined) present on, about, under or at the Project on the date hereof; Tenant hereby acknowledging the delivery to it of that certain phase I environmental audit, dated [*] prepared by [*].

     7.2. Intentionally Deleted.

     7.3. Within sixty (60) days prior to the commencement of each calendar year during the Term, Landlord shall provide to Tenant Landlord's reasonable estimate of the monthly amount of Tenant's Pro Rata Share of Operating Expenses for the following calendar year. Tenant shall pay to Landlord on the first day of each calendar month of the Term, as Additional Rent, Landlord's estimate of Tenant's Pro Rata Share of Operating Expenses for such month.

          7.3.1 Within ninety (90) days after the conclusion of each calendar year (or such longer period as may be reasonably required), Landlord shall furnish to Tenant a statement showing in reasonable detail the actual Operating Expenses and Tenant's Pro Rata Share of Operating Expenses for the previous calendar year ("Annual Statement"), prepared in accordance with generally accepted accounting principles, consistently applied and otherwise prepared in accordance with the terms of this Lease which are applicable to the preparation of such Annual Statement and certified to be correct by a responsible representative of Landlord. Any additional sum due from Tenant to Landlord shall be due and payable within thirty (30) days after Landlord provides Tenant with notice thereof. If the amounts paid by Tenant pursuant to Section 7.3 exceed Tenant's Pro Rata Share of Operating Expenses for the previous calendar year, Landlord shall, at Tenant's option, either (i) credit the excess amount to the next succeeding installments of estimated Additional Rent, or (ii) pay the excess to Tenant within thirty (30) days after delivery of such statements.

          7.3.2 Any amount due under Section 7.3 for any period which is less than a full month shall be prorated (based on a thirty (30) day month) for such fractional month.

     7.4. Landlord's Annual Statement shall be final and binding upon Tenant unless Tenant, within [*] after Tenant's receipt thereof, shall contest any item therein by giving written notice to Landlord, specifying each item contested and the reason therefor. At Tenant's request, Landlord will provide Tenant with access to Landlord's books and records relating to the calculation of Operating Expenses or any other Additional Rent or other charges paid by Tenant hereunder. Landlord shall retain its books and records relating to the calculation of Operating Expenses for any calendar year for a period of at least six (6) years after such calendar year. In the event that after Tenant's review of such information, Landlord and Tenant cannot agree upon the amount of Tenant's Pro Rata Share of Operating Expenses, then Tenant shall have the right to have an independent public accounting firm hired by Tenant (at Tenant's sole cost and expense) and approved by Landlord (which approval shall

________________________

[*} Confidential information has been omitted and filed separately with the Commission.

not be unreasonably withheld or delayed) audit and/or review such Landlord's books and records for the year in question (the "INDEPENDENT REVIEW"). The results of any such Independent Review shall be binding on Landlord and Tenant. If the Independent Review shows that Tenant's Pro Rata Share of Operating Expenses actually paid for the calendar year in question exceeded Tenant's obligations for such calendar year, Landlord shall at Tenant's option either (1) credit the excess amount to the next succeeding installments of estimated Additional Rent or (2) pay the excess to Tenant within thirty (30) days after delivery of such statement. In addition, notwithstanding anything to the contrary set forth in this Section 7.4, any inspection or audit that discloses that annual Operating Expenses have been overstated by more than [*] shall be at Landlord's expense, and Landlord shall pay interest on the amount required to be refunded, at the rate of [*] per annum from the date Tenant made such overpayments until the date such overpayments are repaid by Landlord. If any Independent Review shows that Tenant's payments of Tenant's Pro Rata Share of Operating Expenses for such calendar year were less than Tenant's obligation for the calendar year, Tenant shall pay the deficiency to Landlord within thirty
(30) days after delivery of such statement.

     7.5. Tenant shall not be responsible for Operating Expenses attributable to the time period prior to the Rent Commencement Date. The responsibility of Tenant for Tenant's Pro Rata Share of Operating Expenses shall continue to the latest of (i) the date of termination of this Lease, (ii) the date Tenant has fully vacated the Demised Premises (including, without limitation, the removal of all items required hereby to be removed by Tenant and the completion of all procedures required of Tenant necessary to fully release and terminate any permits or licenses restricting the use of the Demised Premises in any manner), or (iii) if termination of this Lease is due to the default of Tenant, the earlier of (y) the date of rental commencement of a replacement tenant or (z) the Term Expiration Date.

     7.6. Operating Expenses for the calendar year in which Tenant's obligation to share therein commences and in the calendar year in which such obligation ceases, shall be prorated based upon the actual number of days of such partial year during which Tenant had the obligation to pay Basic Annual Rent.

     7.7. Notwithstanding anything set forth herein to the contrary, in the event the Building is not at least ninety-five percent (95%) occupied on average during any year of the Term, an adjustment shall be made by Landlord in computing Tenant's Pro Rata Share of Operating Expenses for such year so that Tenant's Pro Rata Share of Operating Expenses shall be computed for such year as though the Building had been ninety-five percent (95%) occupied on average during such year.

     7.8. The parties agree that statements in this Lease to the effect that Landlord is to perform certain of its obligations hereunder at its own or sole cost and expense shall not be interpreted as excluding any cost from Operating Expenses if such cost is otherwise defined as an Operating Expense pursuant to the terms of this Lease. Notwithstanding the foregoing, in no event shall Landlord include as an Operating Expense costs and expenses incurred by Landlord as a result of Landlord's indemnification obligations pursuant to Section 20.2 hereof.

________________________

[*} Confidential information has been omitted and filed separately with the Commission.

     7.9. Upon request by Tenant, Landlord shall furnish to Tenant with copies of all proposed assessments, assessments, real estate tax bills and the like. Landlord shall also notify Tenant promptly following the filing or commencement of, and again following any decision in or conclusion or settlement of, any tax or assessment appeal, contest, reduction or challenge. On or before the 40th day before the last day to file an application to contest any such tax or assessment, Tenant may request Landlord to notify Tenant whether Landlord intends to file such application and within ten (10) days after such request Landlord shall notify Tenant whether or not Landlord will do so. If within such ten (10) day period Landlord either does not so notify Tenant or notifies Tenant that Landlord does not intend to file such an application, Tenant, at its sole cost and expense, shall have the right (and Landlord hereby constitutes Tenant as Landlord's attorney-in-fact to the extent required by law to enable Tenant) to challenge and/or appeal any tax, assessment or other item includable in Operating Expenses. The parties hereto agree to cooperate in good faith together in connection with any such contest, objection or litigation. Landlord shall pay to Tenant, after deduction of Landlord's bona fide out-of-pocket costs to obtain the same (including, but not limited to, attorneys' fees) the portion of any refund of real estate taxes allocable to the Demised Premises.

8.   RENTABLE AREA.

     8.1. As used herein, the term "RENTABLE AREA" shall be calculated in accordance with the Washington D.C. Association of Realtors Method of Measurement dated as of June 13, 1995. On or before the Rent Commencement Date, Tenant shall have the right, at its sole cost and expense, to retain a licensed architect to remeasure the Demised Premises. If the conclusions of the architect retained by Tenant differ from the Rentable Area set forth in Section 2.1.3 hereof by Landlord by more than [*] of the total square footage of the Demised Premises, Landlord, at its sole expense, shall (i) cause its architect to remeasure the Premises within ten (10) days of receiving notice from Tenant of a discrepancy or (ii) accept the determination of Tenant's architect. If thereafter any discrepancy remains, the architects shall consult and agree on the measurement of the Demised Premises and Landlord and Tenant shall be bound by such agreed to measurement. If applicable, Rentable Area, Basic Annual Rent and Tenant's Pro Rata Share shall be adjusted accordingly. If it is finally determined that Tenant's architect was correct and the discrepancy was more than [*] Landlord shall reimburse Tenant for the reasonable fee of Tenant's architect.

9.   SECURITY DEPOSIT.

     9.1. Tenant has deposited with Landlord the sum set forth in Section 2.1.8 (the "SECURITY DEPOSIT"), which Security Deposit shall be held by Landlord as security for the performance by Tenant of all of the terms, covenants, and conditions of this Lease to be kept and performed by Tenant during the Term. If Tenant is in Default under this Lease, after the expiration of all applicable notice and cure periods, Landlord may (but shall not be required to) use, apply or retain all or any part of the Security Deposit for the payment of any Rent or any other sum in default, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of the Security Deposit is so used or applied, Tenant shall, upon demand therefor,

________________________

[*} Confidential information has been omitted and filed separately with the Commission.

deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount, and Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep the Security Deposit separate from its general fund, and Tenant shall not be entitled to any interest on the Security Deposit. In lieu of cash, Tenant shall have the right to deposit with Landlord, at any time and from time to time, a letter of credit in the amount set forth in Section 2.1.8. Any such letter of credit shall constitute the Security Deposit. Any letter of credit so deposited shall be an irrevocable, unconditional "clean" letter of credit having a term of not less than two (2) years and issued by a financial institution acceptable to Landlord in its sole and absolute discretion. In the event that Landlord has not received a replacement letter of credit on or before the date that is 45 days prior to the expiration date of the letter of credit then held by Landlord, Landlord shall have the right to draw upon the letter of credit. If Landlord draws upon the letter of credit for any purpose permitted pursuant to this
Section 9.1, Tenant shall, upon demand by Landlord, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount, and Tenant's failure to do so shall be a material breach of this Lease.

     9.2. In the event of bankruptcy or other debtor-creditor proceedings against Tenant, the Security Deposit shall be deemed to be applied first to the payment of Rent and other charges due Landlord for all periods prior to the filing of such proceedings.

     9.3. Landlord may deliver the Security Deposit to any purchaser of Landlord's interest in the Demised Premises provided that Landlord obtains such purchaser's written agreement to be bound by Landlord's obligations under this Lease from and after the date of the transfer of Landlord's interest in the Demised Premises and provides a copy of such written agreement to Tenant. Upon fulfilling such conditions, Landlord shall be discharged from any further liability with respect to the Security Deposit. This provision shall also apply to any subsequent transfers.

     9.4. If Tenant shall fully perform every provision of this Lease to be performed by Tenant, the Security Deposit, or any balance thereof, shall be returned to Tenant within thirty (30) days after the expiration or earlier termination of this Lease.

10.  USE.

     10.1.  Tenant  shall use the Demised  Premises for the purpose set forth in
Section 2.1.9 and shall not use the Demised Premises, or permit or suffer the Demised Premises to be used, for any other purpose without the prior written consent of Landlord which may be withheld in Landlord's reasonable discretion.

     10.2. Tenant shall not use or occupy the Demised Premises in violation of any federal, state and local laws and regulations, zoning ordinances, or of the certificate of occupancy issued for the Building, and shall, upon five (5) days' written notice from Landlord, discontinue any use of the Demised Premises which is finally decided by any governmental authority having jurisdiction to be a violation of law, regulation or zoning ordinance or the certificate of occupancy. Tenant shall comply with any direction of any governmental authority having jurisdiction which shall, by reason of the nature of Tenant's use or occupancy of the Demised Premises, impose any duty upon Tenant or Landlord with respect to the Demised Premises or with respect to the use or occupation thereof. Notwithstanding the foregoing, any inspectional reports or observations, establishment inspection reports, complaints, warning letters or any other similar document (including without limitation any Form 483) issued by the FDA or comparable foreign regulatory authority which in any way relates to the conduct of Tenant's business in the Demised Premises shall not be deemed to be a violation of the terms of this Lease by Tenant.

     10.3. Tenant shall not do or permit to be done anything which will invalidate any fire, environmental, extended coverage or any other insurance policy covering the Building and Project and shall comply with all rules, orders, regulations, and requirements of the insurers of the Building and Project and Tenant shall promptly upon demand reimburse Landlord for any additional premium charged for such insurance policy by reason of Tenant's taking any action that proximately causes an increase in the premiums payable for any environmental, extended coverage or other insurance policy covering the Building.

     10.4. Tenant shall, upon termination of this Lease return to Landlord all keys to offices and restrooms, either furnished to, or otherwise procured by Tenant. In the event any key so furnished is lost, Tenant shall pay to Landlord the cost of replacing the same or of changing the lock or locks opened by such lost key if Landlord shall deem it necessary to make such change.

     10.5. No awnings or other projection shall be attached to any outside wall of the building.

     10.6. Subject to Article 44 and Section 16.1, hereof, no sign, advertisement, or notice shall be exhibited, painted or affixed by Tenant on any external part of the Demised Premises or the Building without the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed. Tenant may install on floors of the Building on which it is the sole Tenant, without obtaining Landlord's consent, signs in the interior of the Demised Premises, including elevator lobbies, provided that such signs are not visible from the exterior of the Building.

     10.7. Tenant shall cause any office equipment or machinery to be installed in the Demised Premises so as to not unreasonably cause hazardous conditions in the Common Areas.

     10.8. Tenant shall not do or permit anything to be done in or about the Demised Premises which shall in any way unreasonably obstruct or interfere with the rights of other tenants or occupants of the Building, or injure them, or use or allow the Demised Premises to be used for immoral, unlawful purpose, nor shall Tenant knowingly cause, maintain or permit any nuisance or waste in, on, or about the Demised Premises, Building or Project.

     10.9. Tenant shall be responsible for all liabilities, costs and expenses arising out of or in connection with the compliance of the Demised Premises with the Americans with Disabilities Act, 42 U.S.C. ss. 12101, et seq. (together with regulations promulgated pursuant thereto, the "ADA"), and Tenant shall indemnify, defend and hold harmless Landlord from and against any loss, cost, liability or expense (including reasonable attorneys fees and disbursements) arising out of any failure of the Demised Premises to comply with the ADA.

11.  BROKERS.

     11.1. Tenant represents and warrants that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Lease other than Julien J. Studley, Inc. and Smithy Braedon-Oncor International (together, "BROKER"), as has been disclosed in writing to Landlord and that Tenant knows of no other real estate broker or agent who is or might be entitled to a commission in connection with this Lease.

     11.2. Tenant hereby indemnifies and shall defend, hold and save Landlord harmless from and against any and all claims for any commissions or fees in connection with this Lease made by any broker or finder having worked, or claiming to have worked, on behalf of Tenant, other than Broker.

     11.3. Tenant represents and warrants that no broker or agent has made any representation or warranty relied upon by Tenant in Tenant's decision to enter into this Lease other than as contained in this Lease.

     11.4. Tenant acknowledges and agrees that the employment of brokers by Landlord is for the purpose of solicitation of offers of lease from prospective tenants and no authority is granted to any broker to furnish any representation (written or oral) or warranty from Landlord unless expressly contained within this Lease. Landlord in executing this Lease does so in reliance upon Tenant's representations and warranties contained within Sections 11.1 and 11.3 hereof.

     11.5. All commissions and fees owing to Broker in connection with this Lease including, without limitation, Tenant's exercise of expansion rights, rights to purchase the Project and rights to develop the Project, shall be paid by Landlord in accordance with a separate agreement. Landlord hereby indemnifies and agrees to defend, hold and save Tenant harmless from and against any and all claims for any commission or fees in connection with this Lease made by any broker or finder having worked, or claiming to have worked, on behalf of Landlord, including Broker.

12.  HOLDING OVER.

     12.1. If, with Landlord's express written consent, Tenant holds possession of all or any part of the Demised Premises after the expiration or earlier termination of the Term, Tenant shall become a tenant from month-to-month upon the date of such expiration or earlier termination, and in such case Tenant shall continue to pay Basic Annual Rent in the amount payable upon the date of the expiration or earlier termination of this Lease, and all other provisions, representations, covenants and agreements contained herein, other than with respect to the Term and any extensions thereof, but specifically including, without limitation, the adjustment of Basic Annual Rent pursuant to Article 6 hereof, shall remain in full force and effect.

     12.2. Notwithstanding the foregoing, if Tenant remains in possession of the Demised Premises after the expiration or earlier termination of the Term without the express written consent of Landlord, Tenant shall become a tenant at sufferance upon the terms of this Lease except that the monthly rental shall be, for the initial [*] period following such expiration or earlier termination, an amount equal to [*] of the Basic Annual Rent in effect during the last thirty
(30) days of the Term, and thereafter an amount equal to [*] of the Basic Annual Rent in effect during the last thirty (30) days of the Term, together with Additional Rent, and Tenant shall be responsible for all damages suffered by Landlord resulting from or occasioned by Tenant's holding over.

     12.3. Acceptance by Landlord of Rent after such expiration or earlier termination of the Term shall not result in a renewal or reinstatement of this Lease.

     12.4. The foregoing provisions of this Article 12 are in addition to and do not affect Landlord's right to re-entry or any other rights of Landlord hereunder or as otherwise provided by law.

13.  TAXES ON TENANT'S PROPERTY.

     13.1. Tenant shall pay, prior to delinquency, any and all taxes levied against any personal property or trade fixtures placed by Tenant in or about the Demised Premises.

     13.2. If any such taxes on Tenant's personal property or trade fixtures are levied against Landlord or Landlord's property or, if the assessed valuation of the Building is increased by the inclusion therein of a value attributable to Tenant's personal property or trade fixtures, and if Landlord, after written notice to Tenant, pays the taxes based upon such increase in the assessed valued, then Tenant shall upon demand repay to Landlord the taxes so levied against Landlord.

14.  CONDITION OF DEMISED PREMISES.

     Tenant acknowledges that, other than as expressly set forth in this Lease, neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the condition of the Demised Premises or the Building or Project, or with respect to the suitability for the conduct of Tenant's business. Tenant shall accept the Demised Premises AS-IS WHERE IS with all faults.

15.  COMMON AREAS AND PARKING FACILITIES.

     15.1. So long as Tenant is the sole tenant of the Building, Tenant shall have exclusive use of the Common Areas of the Building and nonexclusive use of the Common Areas of the Project that are not also Common Areas of the Building. At such time as Tenant is not the sole tenant of the Building, Tenant shall have the non-exclusive right, in common with other tenants of the Building and the Project, to use the Common Areas. In any event, Tenant's use of the Common Areas shall be subject to the rules and regulations adopted by Landlord and attached

________________________

[*} Confidential information has been omitted and filed separately with the Commission.

hereto as EXHIBIT "E" together with such other reasonable and nondiscriminatory rules and regulations as are hereafter promulgated by Landlord in its discretion (the "RULES AND REGULATIONS").

     15.2. As an appurtenance to the Demised Premises, Tenant shall have a non-exclusive revocable license to use parking facilities within the Project on a non-reserved basis up to a maximum of three (3) parking spaces per one thousand (1,000) square feet of Rentable Area. Landlord shall not assign more parking rights to tenants of the Project than the number of parking spaces that actually exist in the Common Areas.

     15.3. So long as Tenant is the sole tenant of the Building, Landlord shall not have the right to modify Common Areas of the Building without Tenant's prior consent. At such time as Tenant is not the sole Tenant of the Building, Landlord reserves the right to modify Common Areas.

     15.4. Notwithstanding any other provision herein to the contrary, Landlord shall be responsible for all liabilities, costs and expenses arising out of or in connection with the compliance of the Common Areas of the Project with the ADA.

16.  UTILITIES AND SERVICES.

     16.1. ACCESS; SECURITY. Tenant shall have access to the Demised Premises, the roof of the Demised Premises and the parking facilities serving the Demised Premises 24 hours per day, 7 days per week throughout the Term. Tenant shall have the right to install a modern, electronic security system for the Building and the Project which will control external and internal ingress to the Building and the Project at all points, including programmable selective access to elevators and other secured areas of the Building. Tenant shall have the right to install or provide for (a) Tenant-only elevator access, (b) Tenant-only access from the fire stairwells to floors of the Building occupied solely by Tenant, (c) continuous video surveillance of areas of ingress and egress, all portions of the parking facilities, the Building perimeter and the Project perimeter and (d) (24) hour per day security guards to monitor video cameras and ingress and egress to and from the Building and the Project. Tenant, subject to the terms of Article 17 and Exhibit "D", shall be permitted to construct a perimeter fence to restrict access to the Building and the Project and to take such other security measures as are determined in Tenant's reasonable discretion.

     16.2. OTHER SERVICES.

          16.2.1 Landlord, as Operating Expenses, shall provide snow removal and landscaping services.

          16.2.2 Tenant shall employ its own contractor or personnel to provide maintenance and repair services to Tenant's bio-waste and security systems and to furnish window-cleaning, trash removal, recycling and janitorial service to the Demised Premises, and Landlord shall have no obligation to furnish such services to the Demised Premises, unless subsequently requested by Tenant. Tenant shall pay for such services directly to the contractor employed by Tenant for such purpose, and Operating Expenses shall not include any expense of furnishing such services to the Demised Premises.

     16.3. EMERGENCY MAINTENANCE. Landlord shall use commercially reasonable efforts to have its Building maintenance personnel, if any, or outside service contractors, as appropriate, respond within a reasonable period of time to Tenant's request to repair Building equipment or systems malfunctions which Landlord is obligated to repair and such personnel shall promptly repair or replace any such damaged equipment subject to availability of parts. Landlord shall take the foregoing requirement into account in procuring warranties and service contracts for the Building.

     16.4. Tenant shall pay for all water, (including the cost to service, repair and replace reverse osmosis, deionized and other treated water) gas, heat, light, power, telephone and other utilities supplied to the Demised Premises, together with any fees, surcharges and taxes thereon. If any such utility is not separately metered to Tenant, Tenant shall pay a reasonable proportion to be determined by Landlord of all charges jointly metered with other premises as part of Tenant's Pro Rata Share of Operating Expenses, or in the alternative, Landlord may, at its option, monitor the usage of such utilities by Tenant and charge Tenant with the cost of purchasing, installing and monitoring such metering equipment, which shall be paid by Tenant as Additional Rent.

     16.5. Landlord shall not be liable for, nor shall any eviction of Tenant result from, the failure to furnish any such utility or service whether or not such failure is caused by accident, breakage, repairs, strikes, lockouts or other labor disturbances or labor disputes of any character, governmental regulation, moratorium or other governmental action, inability despite the exercise of reasonable diligence or by any other cause, other than the gross negligence or wilful misconduct of Landlord. In the event of such failure (other than a failure caused by the gross negligence or wilful misconduct of Landlord), Tenant shall not be entitled to any abatement or reduction of Rent, nor be relieved from the operation of any covenant or agreement of this Lease.

     16.6. Intentionally Deleted.

     16.7. Tenant shall pay directly to the applicable utility or service provider, prior to delinquency, for any separately metered utilities and services which may be furnished to Tenant or the Demised Premises during the Term.

     16.8. Intentionally Deleted.

     16.9. INTERRUPTION OF SERVICES.

          16.9.1 INTERRUPTION OF SERVICES -- TENANT'S RIGHT TO CURE. In the event of a material interruption of services or utilities to be provided by Landlord or to perform any repairs or maintenance required under this Lease and such failure materially impairs Tenant's use and enjoyment of the Demised Premises, then if such failure is not cured by Landlord within a reasonable period after Landlord is first given notice of such failure by Tenant, Tenant may deliver to Landlord and to Landlord's lender(s) written notice stating that

Tenant intends to obtain such service or utility or to perform such repair or maintenance. Prior to Tenant undertaking any action to cure or remedy such event or condition, Tenant shall first allow Landlord and Landlord's lender(s) ten
(10) business days following receipt by Landlord and Landlord's lender(s) of such written notice to cure or remedy the event or condition specified in Tenant's notice; PROVIDED, HOWEVER, that if such event or condition cannot be cured within the ten (10)-day business period, such period shall be extended for a reasonable additional time, so long as Landlord or Landlord's lender(s) commence to cure such event or condition within the ten (10)-business day period and proceed diligently thereafter to effect such cure. If Landlord or Landlord's lender(s) fail to cure or remedy such event or condition within such time period, then Tenant may cure or remedy such event or condition. Tenant may deliver an invoice to Landlord for such costs and expenses, and Landlord shall pay to Tenant the amount of such invoice within thirty (30) days after delivery by Tenant, and the amount of such expenses, when paid by Landlord, shall be included within Operating Expenses, to the extent such costs and expenses are not excluded from the definition of Operating Expenses herein. The phrase "material interruption of services or utilities" shall mean the total or substantial failure of the supply of electricity, gas, water or sewer service to the Building or other Building systems (excluding telephone service).

          16.9.2 MANNER IN WHICH TENANT MAY CURE. In the event Tenant seeks to cure or remedy any event or condition which gives rise to Tenant's remedies set forth in Section 16.9.1, Tenant shall (i) proceed in accordance with the applicable provisions of this Lease and all applicable rules, laws and governmental regulations; (ii) use only such contractors, suppliers, etc. as are duly licensed in the State of Maryland and insured to effect such repairs and who perform such repairs on first class buildings in the normal course of their business; (iii) promptly effect such repairs in a good workmanlike quality and in a first class manner: (iv) use new materials; and (v) indemnify and hold Landlord and its lender(s) harmless from any and all liability, damage and expense arising from injury to persons or personal property arising out of or resulting from Tenant's exercise of such rights.

          16.9.3 FIRE, CASUALTY. Notwithstanding the foregoing, the provisions of this Section 16.9 shall not apply in the event the Demised Premises are damaged by fire, casualty or other event described in Section 22.

          16.9.4 AVAILABILITY OF OTHER RELIEF. Notwithstanding anything else contained in this Section 16.9, Tenant shall in all events have the right to seek declaratory and injunctive relief in the event Landlord breaches its obligation to furnish services and utilities as, when, and in the manner required hereunder.

17.  ALTERATIONS.

     17.1. Other than Tenant's Work and subject to Section 17.11 hereof, Tenant shall make no alterations, additions or improvements in or to the Demised Premises without Landlord's prior written consent, which approval shall not be unreasonably withheld, conditioned or delayed, and then only by architects, contractors, suppliers or mechanics approved by Landlord in Landlord's reasonable discretion. The foregoing notwithstanding, Tenant shall have the right without Landlord's prior written consent or approval to make interior, non-structural alterations, additions and/or improvements not materially and adversely affecting the Building systems or the Common Areas and not, as to any particular project, exceeding [*] in hard costs in the event that the subject project is undertaken prior to the [*] of the Term Commencement Date and exceeding [*] in hard costs in the event that the subject project is undertaken thereafter; provided, however, that Tenant shall nevertheless furnish Landlord with prior written notice thereof in accordance with Section 17.5 below and with a copy of any preliminary plans and specifications, working drawings and final "as-built" drawings obtained therefor. In all events Tenant shall deliver to Landlord a copy of all documents, plans and drawings submitted to governmental authorities in connection with any alteration, addition or improvement.

     17.2. Unless permitted without the need to obtain Landlord's consent pursuant to Section 17.11, Tenant agrees that there shall be no construction of partitions or other obstructions which might interfere with free access to mechanical installation or service facilities of the Building or interfere with the moving of Landlord's equipment to or from the enclosures containing said installations or facilities.

     17.3. Tenant agrees that any work by Tenant shall be accomplished in such a manner as to permit any fire sprinkler system and fire water supply lines to remain fully operable at all times.

     17.4. Tenant covenants and agrees that all work done by Tenant shall be performed in full compliance with all laws, rules, orders, ordinances, directives, regulations, and requirements of all governmental agencies, offices, departments, bureaus and boards having jurisdiction, and in full compliance with the rules, orders, directions, regulations, and requirements of any applicable fire rating bureau. Tenant shall provide Landlord with "as-built" plans showing any material change in the Demised Premises. Deliveries to Landlord pursuant to this Section shall be subject to the terms of Section 45.13 hereof.

     17.5. In seeking Landlord's approval, Tenant shall provide Landlord, at least [*] in advance of any proposed construction, with plans, specifications, bid proposals, work contracts and such other information concerning the nature and cost of the alterations as may be reasonably requested by Landlord, and shall, if reasonably required by Landlord, secure at Tenant's own cost and expenses a completion and lien indemnity bond reasonably satisfactory to Landlord for said work. Deliveries to Landlord pursuant to this Section shall be subject to the terms of Section 45.13 hereof. Landlord shall be deemed to have approved Tenant's submissions if Landlord fails to respond within [*] after receipt thereof.

________________________

[*} Confidential information has been omitted and filed separately with the Commission.

     17.6. Intentionally Deleted.

     17.7. Tenant shall repair any damage to the Demised Premises caused by Tenant's removal of any property from the Demised Premises. During any such restoration period, Tenant shall pay Rent to Landlord as provided herein as if said space were otherwise occupied by Tenant.

     17.8. Notwithstanding anything to the contrary set forth elsewhere in this Lease, (a) Tenant shall have the right to remove items moved to the Demised
Premises from Tenant's premises at 12103 and 12031 Indian Creek Court, Beltsville, Maryland, [*] provided, however, that Tenant shall repair any damage caused by the removal thereof; (b) Tenant shall have the right to remove [*] purchased and installed by Tenant with funds other than those provided by Landlord as tenant improvement allowance or as a loan; provided, however, that Tenant shall repair any damage caused by the removal thereof; (c) Tenant shall not have the right to remove [*] and (d) Tenant shall not have the right to remove [*] purchased or installed by Tenant with funds provided by Landlord as tenant improvement allowance or as a loan. In any event, Tenant shall not be permitted to remove (i) any part of the Building's systems, (ii) anything purchased or paid for by Landlord directly or through the payment by Landlord to Tenant of any construction or improvement allowance or loan, or (iii) anything that could result in significant damage to the Building. If Tenant shall fail to remove all of its effects from the Demised Premises prior to the expiration or earlier termination of this Lease, then Landlord may, at its option, remove the same in any manner that Landlord shall choose, or store said effects without liability to Tenant for loss thereof or damage thereto, and Tenant agrees to pay Landlord upon demand any expenses incurred by such removal and storage or Landlord may, at its option, without notice, sell said property or any of the same, at private sale and without legal process, for such price as Landlord may obtain and apply the proceeds of such sale against any amounts due under this Lease from Tenant to Landlord and against any expenses incident to the removal, storage and sale of said personal property.

     17.9. Intentionally Deleted.

     17.10. Tenant shall pay to Landlord within 30 days after substantial completion of any alterations, additions or improvements to the Demised Premises (other than Tenant's Work pursuant to Exhibit "D" hereto) an amount equal to [*] of all "hard" costs (but in no event more than [*] in respect of any individual alteration, addition or improvement project) incurred by Tenant in connection

________________________

[*} Confidential information has been omitted and filed separately with the Commission.

with such alterations, additions or improvements to cover Landlord's overhead and expenses for plan review, coordination, scheduling and supervision thereof. Tenant shall provide to Landlord promptly upon Landlord's request copies of all bills, invoices, and statements covering the costs of such charges. Tenant shall reimburse Landlord for any extra expense incurred by Landlord by reason of faulty work done by Tenant or its contractors, or by reason of delays caused by such work, or by reason of inadequate cleanup.

     17.11. Landlord acknowledges that the conduct of Tenant's business and the use of the Demised Premises in connection with Tenant's business are subject to the rules and regulations of the FDA and other governmental agencies, offices, departments, bureaus and boards. Notwithstanding anything to the contrary set forth in this Lease, Tenant shall have the right to make alterations, additions or improvements to the Demised Premises to the extent the same are required to cause Tenant or the Demised Premises to be in compliance with all laws, rules, orders, ordinances, directives, regulations, and requirements of all governmental agencies, offices, departments, bureaus and boards having jurisdiction over the same ("Legal Requirement"). Nothing in this Lease shall be construed to require Tenant to violate any Legal Requirement and all obligations of Tenant and all rights of Landlord hereunder shall be subject to any Legal Requirement applicable to Tenant or the Demised Premises. Tenant shall deliver to Landlord copies of any rule, regulation, correspondence or other document evidencing Tenant's obligation to comply with a Legal Requirement materially affecting Tenant's use of the Demised Premises. Notwithstanding the provisions of the immediately preceding sentence, Tenant shall not be obligated to deliver to Landlord copies of any written material that Tenant determines is confidential, sensitive or secret. Tenant shall make such material available for Landlord's review but Landlord shall not be permitted to copy the same.

          17.11.1 Prior to initiating any alterations or improvements to the Demised Premises pursuant to Section 17.11, Tenant shall deliver to Landlord detailed plans showing such proposed alterations or improvements ("Improvement Plans"). Landlord shall respond to Tenant's request to complete the alterations within [*] of Landlord's receipt of the Improvement Plans. Landlord shall be deemed to have approved the Improvement Plans if Landlord fails to respond within such [*] period. Deliveries to Landlord pursuant to this Section shall be subject to the terms of Section 45.13 hereof.

          17.11.2 All alterations, if approved by Landlord, or other alterations, additions or improvements not requiring Landlord's consent pursuant to Section 17.11, shall be completed only by architects, contractors, suppliers or mechanics approved by Landlord in Landlord's reasonable discretion.

     17.12. Notwithstanding anything to the contrary contained in this Lease, Landlord shall not require, as a condition to granting its consent to any alteration, that Tenant make any monetary payment to Landlord (other than the payment required pursuant to Section 17.10), or that Tenant deposit any sum of money or provide other additional security to Landlord.

________________________

[*} Confidential information has been omitted and filed separately with the Commission.

18.  REPAIRS AND MAINTENANCE.

     18.1. Landlord shall keep and maintain in good order and repair the Building and Project structure and systems, including the foundation, roof and roof covering materials, exterior walls, elevators, electrical, plumbing, fire and safety systems, security systems, HVAC. systems, entrance, sidewalks, lobbies, stairways, landscaped areas, parking facilities, lobbies and other common areas and facilities of the Building (and the full cost thereof shall be included as a part of Operating Expenses, unless expressly excluded pursuant to
Article 7). In addition, Landlord covenants with Tenant to proceed with due diligence to remedy, as promptly as is feasible under the circumstances, any material interruption of services. Landlord shall in no event be required to make repairs to leasehold improvements made by Tenant, or another tenant. Tenant agrees to deliver notice to Landlord, as promptly as is reasonable under the circumstances, of any defective condition in or about the Demised Premises known to Tenant which Landlord is required to repair hereunder; provided, however, that Tenant's failure to report to Landlord any such defective condition shall not relieve Landlord of Landlord's obligation to repair any such defective condition promptly upon learning of the need for such repair. Notwithstanding the foregoing, in the event of any of the foregoing maintenance or repairs are required by reason of any act or omission of Tenant, Tenant shall pay to Landlord the cost of such maintenance and repairs.

     18.2. Except for services of Landlord, if any, required by Section 18.1, Tenant shall at Tenant's sole cost and expense keep the Demised Premises and every part thereof in good condition and repair, damage thereto from ordinary wear and tear and damage by casualty excepted. Tenant shall, upon the expiration or earlier termination of this Lease, surrender the Demised Premises to Landlord in good condition, ordinary wear and tear and damage by casualty excepted.

     18.3. Repairs under this Article 18 which are obligations of Landlord are subject to allocation among Tenant and other tenants as Operating Expenses.

     18.4. This Article 18 relates to repairs and maintenance arising in the ordinary course of operation of the Building, the Project and any related facilities. In the event of fire, earthquake, flood, hurricane or other act of God, vandalism, war, or similar cause of damage or destruction, this Article 18 shall not be applicable and the provisions of Article 22 shall apply and control.

19.  LIENS.

     19.1. Tenant shall keep the Demised Premises, the Building and the real property upon which the Building is situated free from any liens arising out of work performed, materials furnished or obligations incurred by Tenant. Tenant further covenants and agrees that any mechanic's lien filed against the Demised Premises or against the Building or the Project for work claimed to have been done for, or materials claimed to have been furnished to Tenant, will be discharged by Tenant, by bond or otherwise, within ten (10) days after the filing thereof, at the sole cost and expense of Tenant.

     19.2.  Should Tenant fail to discharge any lien of the nature  described in
Section 19.1, Landlord may at Landlord's election pay such claim or post a bond or otherwise provide security to eliminate the lien as a claim against title and the cost thereof shall be immediately due from Tenant as Additional Rent.

     19.3. In the event Tenant shall lease or finance the acquisition of office equipment, furnishings, or other personal property which are Tenant's Property, Tenant warrants that any Uniform Commercial Code Financing Statement executed by Tenant will upon its face or by exhibit thereto indicate that such Financing Statement is applicable only to such Tenant's Property located within the Demised Premises. In no event shall the address of the Building be furnished on the statement without qualifying language as to applicability of the lien only to such Tenant's Property. Should any holder of a Financing Statement executed by Tenant record or place of record a Financing Statement which appears to constitute a lien against any interest of Landlord or against equipment owned by Landlord which may be located other than within the Demised Premises, Tenant shall within ten (10) days after filing such Financing Statement cause (i) a copy of the Security Agreement or other documents to which Financing Statement pertains to be furnished to Landlord to facilitate Landlord's being in a position to show such lien is not applicable to Landlord's interest, and (ii) cause Tenant's lender to amend any documents of record so as to clarify that such lien is not applicable to any interest of Landlord in the Building or the Project.

20.  INDEMNIFICATION AND EXCULPATION.

     20.1. Tenant hereby indemnifies and agrees to defend, hold and save Landlord harmless from and against any and all demands, claims, liabilities, losses, costs, expenses, actions, causes of action, damages or judgments, and all reasonable expenses incurred in investigating or resisting the same (including, without limitation, reasonable attorneys' fees, charges and disbursements), for injury or death to person or injury to property occurring within or about the Demised Premises, arising directly or indirectly out of Tenant's, its employees', agents' or guests' use or occupancy of the Demised Premises or a breach or default by Tenant in the performance of any of its obligations hereunder, unless caused solely by the willful act or negligence of the Landlord.

     20.2. Landlord hereby indemnifies and agrees to defend, hold and save Tenant harmless from and against any and all demands, claims, liabilities, losses, costs, expenses, actions, causes of action, damages or judgments, and all reasonable expenses incurred in investigating or resisting the same (including, without limitation, reasonable attorneys' fees, charges and disbursements), suffered by or claimed against Tenant, directly or indirectly, based on or arising out of any act or omission of Landlord, its employees or agents or any breach by Landlord of its obligations under this Lease.

     20.3. Intentionally Deleted.

     20.4. Landlord shall not be liable for any damages arising from any act, omission or neglect of any other tenant in the Building or the Project or of any other third party other than Landlord's agents, employees or contractors.

     20.5. Security devices and services, if any, while intended to deter crime may not in given instances prevent theft or other criminal acts. Tenant acknowledges and agrees that Landlord shall not be liable for injuries or losses caused by criminal acts of third parties, and Tenant assumes the risk that a criminal may circumvent any security device or service or that a security device or service may malfunction. Tenant shall, at Tenant's cost, obtain insurance coverage to the extent Tenant desires protection against such criminal acts.

21.  INSURANCE - WAIVER OF SUBROGATION.

     21.1. Landlord, as part of Operating Expenses, shall carry insurance upon the Building, in an amount equal to full replacement cost (exclusive of the costs of excavation, foundations, and footings, and without reference to depreciation taken by Landlord upon its books or tax returns) or such lesser coverage as Landlord may elect provided such coverage is not less than one hundred percent (100%) of such full replacement cost or the amount of such insurance Landlord's mortgage lender requires Landlord to maintain, providing protection against any peril generally included within the classification "Fire and Extended Coverage" together with insurance against sprinkler damage (if applicable), vandalism and malicious mischief. Landlord, subject to availability thereof and, as part of Operating Expenses, shall further insure against flood, environmental hazard and earthquake, loss or failure of building equipment, rental loss during the period of repair or rebuild, workmen's compensation insurance and fidelity bonds for employees employed to perform services. All insurance procured by Landlord shall be maintained with an insurance company authorized to do business in the State of Maryland with a then current Alfred M. Best Company, Inc. (or if it no longer exists, a comparable rating service) general policy maker's rating of A or better and financial size category of Class XII or higher. Landlord shall promptly deliver to Tenant written notice of
(i) any substitution of such company or companies, and (ii) any change in their Alfred M. Best Company, Inc. general policy maker's rating of any such company or substituted company. Landlord shall also maintain boiler and machinery coverage in a type and amount normally maintained by prudent owners of buildings managed and operated in a first class manner. The deductible on Landlord's All Risk Coverage Insurance shall not exceed One Hundred Thousand Dollars ($100,000.00) or such greater amount as shall be commercially reasonable and as may customarily be accepted from time to time by prudent owners of buildings managed in a first class manner. Any insurance required to be carried by Landlord under this Lease shall be noncontributory and primary over any policy that might be carried by Tenant. Landlord shall provide certificates of insurance on ACORD form 27 evidencing all insurance required under this Section 21.1.

     21.2. Landlord, as part of Operating Expenses, shall further carry commercial general liability insurance with a single loss limit of not less than Ten Million Dollars ($10,000,000.00) for death or bodily injury, or property damage with respect to the Project. Landlord's commercial general liability insurance policy shall name Tenant as an additional insured. No insurance policy required under this Lease to be obtained by Landlord shall be cancelable or subject to reduction of coverage or other modification or cancellation except after thirty (30) days prior written notice to Tenant from the insurer.

     21.3. Tenant at its own cost shall procure and continue in effect from the Term Commencement Date and continuing throughout the Term (and occupancy by Tenant, if any, after the expiration or earlier termination of this Lease) commercial general liability insurance with limits of not less than Ten Million Dollars ($10,000,000.00) per occurrence for combined single limit for death or bodily injury and property damage with respect to the Demised Premises.

     21.4. Tenant shall have the right, upon sixty (60) days' prior written notice to Landlord, to obtain any insurance policy required under this Lease to be obtained by Landlord, provided that Tenant names Landlord as an additional insured with respect to such insurance policy or policies. In the event Tenant obtains insurance pursuant to this Section 21.4, Landlord shall reimburse Tenant for the cost of the premiums for such insurance within thirty (30) days after delivery by Tenant of evidence of payment therefor, and Landlord shall then be permitted to pass through the costs of such insurance premiums to tenants of the Building or the Project as Operating Expenses.

     21.5. The insurance required of Tenant in Section 21.3 shall name Landlord, its officers, employees and agents, as an additional insured. Said insurance shall be with companies having a rating of not less than policyholder rating of A and financial category rating of at least Class XII in "Best's Insurance Guide." Tenant shall obtain for Landlord from the insurance companies or cause the insurance companies to furnish certificates of coverage to Landlord. No such policy shall be cancelable or subject to reduction of coverage or other modification or cancellation except after thirty (30) days prior written notice to Landlord from the insurer. All such policies shall be written as primary policies, not contributing with and not in excess of the coverage which Landlord may carry. Tenant's policy may be a "blanket policy" which specifically provides that the amount of insurance shall not be prejudiced by other losses covered by the policy. Tenant shall, at least twenty (20) days prior to the expiration of such policies, furnish Landlord with renewals or binders. Tenant agrees that if Tenant does not take out and maintain such insurance, Landlord may (but shall not be required to) procure said insurance on Tenant's behalf and require Tenant to pay for the additional cost of such insurance as Additional Rent.

     21.6. Tenant assumes the risk of damage to any fixtures, goods, inventory, merchandise, equipment, and leasehold improvements, and Landlord shall not be liable for injury to Tenant's business or any loss of income therefrom relative to such damage all as more particularly heretofore set forth within this Lease. Tenant at Tenant's cost shall carry such insurance as Tenant desires for Tenant's protection with respect to personal property of Tenant or business interruption.

     21.7. In each instance where insurance is to name Landlord as an additional insured, Tenant shall upon written request of Landlord also designate and furnish certificates so evidencing Landlord as an additional insured to (i) any lender of Landlord holding a security interest in the Building or real property upon which the Building is situated, and/or (ii) the landlord under any lease wherein Landlord is tenant of the real property whereupon the Building is located if the interest of Landlord is or shall become that of a tenant under a ground lease rather than that of a fee owner, and/or (iii) any management company retained by Landlord to manage the Building or the Project.

     21.8. Landlord and Tenant each hereby waive any and all rights of recovery against the other or against the officers, directors, employees, agents, and representatives of the other, on account of loss or damage occasioned to such waiving party or its property or the property of others under its control to the extent that such loss or damage is insured against under any fire and extended coverage insurance policy which either may have in force at the time of such loss or damage. Such waivers shall continue as long as their respective insurers so permit. Any termination of such a waiver shall be by written notice of circumstances as hereinafter set forth. Landlord and Tenant upon obtaining the policies of insurance required or permitted under this Lease shall give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease. If such policies shall not be obtainable with such waiver or shall be so obtainable only at a premium over that chargeable without such waiver, the party seeking such policy shall notify the other thereof, and the latter shall have ten (10) days thereafter to either (i) procure such insurance with companies reasonably satisfactory to the other party or (ii) agree to pay such additional premium (in the Tenant's case, in the proportion which the area of the Demised Premises bears to the insured area). If neither (i) nor (ii) are done, this Section 21.8 shall have no effect during such time as such policies shall not be obtainable or the party in whose favor a waiver of subrogation is desired refuses to pay the additional premium. If such policies shall at any time be unobtainable, but shall be subsequently obtainable, neither party shall be subsequently liable for a failure to obtain such insurance until a reasonable time after notification thereof by the other party. If the release of either Landlord or Tenant, as set forth in the first sentence of this Section 21.8 shall contravene any law with respect to exculpatory agreements, the liability of the party in question shall be deemed not released but shall be secondary to the other's insurer.

     21.9. Landlord may require insurance policy limits to be raised to conform with requirements of Landlord's lender and/or to bring coverage limits to levels then being required of new tenants within the Project.

22.  DAMAGE OR DESTRUCTION.

     22.1. If the Demised Premises or any part thereof shall be damaged by fire, casualty or any other cause, Tenant shall give prompt notice thereof to Landlord.

     22.2. If the Building or Demised Premises are damaged by fire, casualty or other cause thereby rendering the Demised Premises totally or partially inaccessible or untenantable for Tenant's purposes, Landlord shall provide notice to Tenant within [*] after the date of such damage of Landlord's reasonable estimate of the time required to restore the Demised Premises ("Restoration Notice"). If less than [*] of the insurable value of the Building was destroyed by such damage and Landlord sets forth in the Restoration Notice that the Demised Premises can be restored within [*] from the date of the damage, Landlord, at Landlord's sole expense (which shall not be passed through as an Operating Expense (except to the extent of any insurance deductible amount paid by Landlord that is a capital expenditure), shall repair such damage and this Lease shall continue in full force and effect.

________________________

[*} Confidential information has been omitted and filed separately with the Commission.

     22.3. If more than [*]of the insurable value of the Building is destroyed by fire, casualty or any other cause and Landlord sets forth in the Restoration Notice that the Demised Premises can not be repaired within [*] from the date of the damage, Landlord shall have the right to terminate this Lease by delivering notice of termination to Tenant, and this Lease shall be terminated effective [*] after delivery of such notice.

     22.4. Notwithstanding anything to the contrary in this Article 22, if the Demised Premises is damaged and (i) [*] or more of the space then used by Tenant exclusively for office purposes, or (ii) [*] or more of the space then used by Tenant for research and development and production purposes or (iii) [*] or more of the space then used by Tenant for warehouse purposes, is thereby rendered untenantable or not reasonably usable by Tenant for its purposes, or if the Building shall be so damaged that Tenant is deprived of reasonable access to or reasonable use of the appropriate percentage of any of (i), (ii) or (iii) above, and Landlord's Restoration Notice indicates that repair of the Demised Premises will require more than [*] from the date of such damage, then Tenant shall have the right to terminate this Lease by giving notice to Landlord not later than [*] following Tenant's receipt of the Restoration Notice. In addition, if the restoration is not actually substantially complete by the estimated date of completion set forth in the Restoration Notice, Tenant shall have the right to terminate this Lease by giving notice to Landlord not later than [*] after such estimated date of completion. If Tenant delivers to Landlord a termination notice pursuant to the terms of the preceding two sentences, this Lease shall be deemed to have terminated as of the date of the receipt by Landlord of the termination notice.

     22.5. Landlord shall give written notice to Tenant of its election not to repair, reconstruct or restore the Building or Project pursuant to the terms of
Section 22.3 within the [*] period following the date of damage or destruction.

     22.6. Upon any termination of this Lease under any of the provisions of this Article, the parties shall be released thereby without further obligation to the other from the date possession of the Demised Premises is surrendered to the Landlord except for items which have theretofore occurred.

     22.7. If the Demised Premises or any portion thereof is rendered untenantable or inaccessible by reason of fire, casualty or other similar cause, then Rent shall abate for such period with respect to such untenantable or inaccessible portion of the Demised Premises, PROVIDED, HOWEVER, that, for purposes of determining the amount of such abatement, if such untenantable or inaccessible portion of the Demised Premises shall be (i) space then used by Tenant for research and development or production purposes, the Basic Annual Rent per square foot with respect to such space shall be deemed to be [*] per square foot, (ii) space then used by Tenant for office purposes, the Basic Annual Rent per square foot shall be deemed to be [*] per square foot and (iii) space then used by Tenant for warehouse purposes, the Basic Annual Rent per square foot shall be deemed to be [*] per square foot. Notwithstanding the foregoing, if Tenant vacates portions of the Demised Premises not rendered

________________________

[*} Confidential information has been omitted and filed separately with the Commission.

untenantable or inaccessible by such damage, then Rent shall abate with respect to such portion so vacated, but only so long as, and to the extent, Landlord recovers insurance proceeds pursuant to its rental interruption insurance policy with respect to the same.

     22.8. Notwithstanding anything to the contrary contained in this Article, should Landlord be delayed or prevented from completing the repair or restoration of the damage to the Demised Premises after the occurrence of such damage or destruction by reason of acts of God or war, governmental restrictions, inability to procure the necessary labor or materials, strikes, or other uses beyond the control of Landlord, the time for Landlord to commence or complete repairs shall be extended, provided, at the election of Landlord, Landlord shall be relieved of its obligation to make such repairs or restoration and Tenant shall be released from all obligations under this Lease as of the end of one year from date of destruction, if repairs required to provide Tenant use of the Demised Premises are not then substantially complete.

     22.9. If Landlord is obligated to or elects to repair or restore as herein provided, Landlord shall be obligated to make repairs or restoration only of those portions of the Building and the Demised Premises which were originally provided at Landlord's expense or were paid for out of the Tenant Improvement Allowance. The repair and restoration of Tenant's Property shall be the obligation of Tenant.

     22.10. Notwithstanding anything set forth in this Article 22 to the contrary, in the event that, during the final [*] of the Term, if the Demised Premises is damaged and (i) [*] or more of the space then used by Tenant exclusively for office purposes, (ii) [*] or more of the space then used by Tenant for research and development and production purposes or (iii) [*] or more of the space then used by Tenant for warehouse purposes, is thereby rendered untenantable or not reasonably usable by Tenant for its purposes, or if the Building shall be so damaged that Tenant is deprived of reasonable access to or reasonable use of the appropriate percentage of any of (i), (ii) or (iii) above for a period of at least [*] Tenant may, by notice to Landlord within [*] after the occurrence of such damage, elect to (x) terminate this Lease, (y) extend the term of this Lease pursuant to Section 42, or (z) purchase the Project pursuant to Section 39. If Tenant elects to terminate this Lease, this Lease shall terminate on the date of Tenant's notice. If Tenant elects to extend the term of this Lease, the terms of Sections 22.2 and 22.3 shall be applicable. If Tenant elects to purchase the Project, Landlord shall have no obligation to repair the damage and Landlord, at the closing of the sale of the Project, shall assign to Tenant all of the casualty insurance proceeds paid and payable in connection with such damage. If Tenant fails to make any election within the aforesaid [*] period, Landlord may terminate this Lease by notice to Tenant within [*] after the expiration of the first [*] period following the occurrence of such damage.

23.  EMINENT DOMAIN.

     23.1. Landlord shall give Tenant notice of the commencement of any condemnation or eminent domain proceeding affecting the Demised Premises promptly following Landlord's obtaining knowledge thereof. In the event the

________________________

[*} Confidential information has been omitted and filed separately with the Commission.

whole of the Demised Premises, or such part thereof as shall, in Tenant's reasonable determination, substantially interfere with Tenant's use and occupancy of the Demised Premises for its purposes, shall be taken for any public or quasi-public purpose by any lawful power or authority by exercise of the right of appropriation, condemnation or eminent domain, or sold to prevent such taking, Tenant or Landlord may terminate this Lease effective as of the date possession is required to be surrendered to said authority.

     23.2. In the event of a partial taking of the Building, or of drives, walkways, and parking areas serving the Building for any public or quasi-public purpose by any lawful power or authority by exercise of right of appropriation, condemnation, or eminent domain, or sold to prevent such taking, then without regard as to whether any portion of the Demised Premises occupied by Tenant was so taken, Landlord may elect to terminate this Lease as of such taking if such taking is, in the reasonable discretion of Landlord, of a material nature such as to make it uneconomical to continue use of the unappropriated portion for the purposes set forth in Section 2.1.9.

     23.3. Tenant shall be entitled to any award or other compensation which is specifically awarded as compensation for the taking of Tenant's Property and for the costs of Tenant moving to a new location. Except as before set forth, any award for such taking shall belong to Landlord.

     23.4. If upon any taking of the nature described in this Article 23 this Lease continues in effect, the Landlord shall promptly proceed to restore the Demised Premises, Building and the Project to substantially their same condition prior to such partial taking. To the extent such restoration is feasible (as determined by Landlord in its sole discretion), the Rent shall be abated proportionately based upon the extent to which Tenant's use of the Demised Premises has decreased on the basis of the percentage of the rental value of the Demised Premises after such taking and the rental value of the Demised Premises prior to such taking and taking into account the different rental values for the laboratory, warehouse and office portions of the Demised Premises.

24.  DEFAULTS AND REMEDIES.

     24.1. Late payment by Tenant to Landlord of Rent and other sums due will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult and impracticable to ascertain. Such costs include, but are not limited to, processing and accounting charges and late charges which may be imposed on Landlord by the terms of any mortgage or trust deed covering the Demised Premises. Therefore, if any installment of Rent due from Tenant is not received by Landlord within [*] after the date such payment is due, Tenant shall pay to Landlord an additional sum of [*] of the overdue Rent as a late charge, PROVIDED, HOWEVER, that on up to [*] occasions in any [*] period, unless Landlord shall have given written notice of such failure to Tenant and Tenant shall not have made the payment within [*] after such written notice, Tenant shall not be obligated to pay such late charge. The parties agree that this late charge represents a fair and reasonable estimate of the costs that Landlord will incur by reason of late payment by Tenant. In addition to the late charge, Rent not paid when due shall bear interest from the 5th day after the due date until paid at the lesser of (i) [*] per annum or (ii) the maximum rate permitted by law.

________________________

[*} Confidential information has been omitted and filed separately with the Commission.

     24.2. No payment by Tenant or receipt by Landlord of a lesser amount than the Rent payment herein stipulated shall be deemed to be other than on account of the Rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as Rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or pursue any other remedy provided. If at any time a dispute shall arise as to any amount or sum of money to be paid by Tenant to Landlord, Tenant shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment, and there shall survive the right on the part of Tenant to institute suit for recovery of the payment paid under protest.

     24.3.  If Tenant  fails to pay any sum of money  (other  than Basic  Annual
Rent) required to be paid by it hereunder, or shall fail to perform any other act on its part to be performed hereunder, Landlord may, without waiving or releasing Tenant from any obligations of Tenant, but shall not be obligated to, make such payment or perform such act if Tenant does not cure such failure to pay within [*] after delivery of written notice by Landlord. All sums so paid or incurred by Landlord, together with interest thereon, from the date such sums were paid or incurred, at the annual rate equal to [*] per annum or highest rate permitted by law, whichever is less, shall be payable to Landlord on demand as Additional Rent.

     24.4. The occurrence of any one or more of the following events shall constitute a "DEFAULT" hereunder by Tenant:

          24.4.1 The abandonment or vacation of the Demised Premises by Tenant, unless Tenant shall continue to pay Rent and perform all of its other obligations in accordance with the terms of this Lease;

          24.4.2 The failure by Tenant to make any payment of Rent as and when due, and such failure continues for more than [*] following receipt by Tenant of written notice of such failure (provided, however, that no such notice shall be required in the event that Landlord has given [*] such notices to Tenant within the preceding 365 day period);

          24.4.3 The failure by Tenant to observe or perform any obligation or covenant contained herein (other than described in Section 24.4.1 and 24.4.2) to be performed by Tenant, where such failure shall continue for a period of [*] after written notice thereof from Landlord to Tenant. Such notice shall be in lieu of, and not in addition to, any notice required under Maryland law; provided that if the nature of Tenant's Default is such that it reasonably requires more than [*] to cure, then Tenant shall not be deemed to be in Default if Tenant shall commence such cure within said [*] period and thereafter diligently prosecutes the same to completion;

          24.4.4 Tenant makes an assignment for the benefit of creditors;

________________________

[*} Confidential information has been omitted and filed separately with the Commission.

          24.4.5 A receiver, trustee or custodian is appointed to, or does, take title, possession or control of all, or substantially all, of Tenant's assets;

          24.4.6 Tenant files a voluntary petition under the Bankruptcy Code (or any similar law) or an order for relief is entered against Tenant pursuant to a voluntary or involuntary proceeding commenced under any chapter of the Bankruptcy Code;

          24.4.7 Any involuntary petition is filed against the Tenant under any chapter of the Bankruptcy Code and is not dismissed within ninety (90) days; or

          24.4.8 Tenant's interest in this Lease is attached, executed upon, or otherwise judicially seized and such action is not released within ninety (90) days of the action.

Notices given under this Section 24.4 shall specify the alleged Default and shall demand that Tenant perform the provisions of this Lease or pay the Rent that is in arrears, as the case may be, within the applicable period of time, or quit the Demised Premises. No such notice shall be deemed a forfeiture or a termination of this Lease unless Landlord elects otherwise in such notice.

     24.5. In the event of a Default by Tenant, and at any time thereafter, with or without notice or demand and without limiting Landlord in the exercise of any right or remedy which Landlord may have, Landlord shall be entitled to terminate Tenant's right to possession of the Demised Premises by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Demised Premises to Landlord. In such event, Landlord shall have the immediate right to re-enter and remove all persons and property, and such property may be removed and stored in a public warehouse or elsewhere at the cost of, and for the account of Tenant, all without service of notice or resort to legal process and without being deemed guilty of trespass, or becoming liable for any loss or damage which may be occasioned thereby. In the event that Landlord shall elect to so terminate this Lease, then Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default, including:

          24.5.1 The worth at the time of award of any unpaid Rent which had been earned at the time of such termination;

          24.5.2 The worth at the time of award of the amount by which the unpaid Rent which would have been earned after termination until the time of award exceeds that portion of such rental loss which Tenant proves could have been reasonably avoided; plus

          24.5.3 The worth at the time of award of the amount by which the unpaid Rent for the balance of the term after the time of award exceeds the amount of such rental loss which Tenant proves could have been or can be reasonably avoided; plus

          24.5.4 Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligation under this Lease or which in the ordinary course of things would be likely to result therefrom, including, but not limited to, the cost of restoring the Demised Premises to the condition required under the terms of this Lease.

As used in Sections 24.5.1 and 24.5.2 above, "worth at the time of award" shall mean an award of money damages by a court of competent jurisdiction and shall be computed by allowing interest at the rate specified in the last sentence of
Section 24.1. As used in Section 24.5.3, "worth at the time of award" shall be computed by taking the present value of such amount, by using the discount rate of the Federal Reserve Bank of San Francisco at the time of the award plus [*] percentage points.

     24.6. If Landlord does not elect to terminate this Lease as provided in this Section, then Landlord may, from time to time, recover all Rent as it becomes due under this Lease. At any time thereafter, Landlord may elect to terminate this Lease and to recover damage to which Landlord is entitled.

     24.7. In the event Landlord elects to terminate this Lease and relet the Demised Premises, it may execute any new lease in its own name. Tenant hereunder shall have no right or authority whatsoever to collect any Rent from such tenant. The proceeds of any such reletting shall be applied as follows:

          FIRST, to the payment of any indebtedness other than Rent due hereunder from Tenant to Landlord pursuant to this Lease, including, but not limited to, storage charges or brokerage commissions owing from Tenant to Landlord as the result of such reletting;

          SECOND, to the payment of the costs and expenses of reletting the Demised Premises, including alterations and repairs which Landlord deems reasonably necessary and advisable and reasonable attorneys' fees, charges and disbursements incurred by Landlord in connection with the retaking of the Demised Premises and such reletting;

          THIRD, to the payment of Rent and other charges due and unpaid hereunder; and

          FOURTH, to the payment of future Rent and other damages payable by Tenant under this Lease.

     24.8. All rights, options, and remedies of Landlord contained in this Lease shall be construed and held to be nonexclusive and cumulative. Landlord shall have the right to pursue any one or all of such rights, options and remedies or any other remedy or relief which may be provided by law, whether or not stated in this Lease. No waiver of any default of Tenant hereunder shall be implied from any acceptance by Landlord of any Rent or other payments due hereunder or any omission by Landlord to take any action on account of such default if such default persists or is repeated, and no express waiver shall affect defaults other than as specified in said waiver. Landlord hereby waives all statutory and common law rights of distraint available under applicable law.

________________________

[*} Confidential information has been omitted and filed separately with the Commission.

     24.9. Termination by Landlord of (i) this Lease or (ii) Tenant's right to possession of the Demised Premises shall not relieve Tenant from any liability to Landlord which has theretofore accrued or shall arise based upon events which occurred prior to the last to occur of (y) the date of Lease termination or (z) the date possession of Demised Premises is surrendered.

     24.10. The occurrence of any of the following shall constitute a "Landlord Default" hereunder:

          24.10.1 Landlord shall have failed to pay when due any sum owing from Landlord to Tenant hereunder, and such failure shall continue for a period of more than [*] after Tenant delivers notice to Landlord of such failure; or

          24.10.2 Except as otherwise specifically excused as provided in this Lease, the neglect or failure of Landlord to perform or observe any of the terms, covenants or conditions contained in this Lease on Landlord's part to be performed or observed which is not remedied by Landlord within [*] after Tenant shall have given to Landlord notice specifying such neglect or failure, provided that, for any neglect or failure which cannot reasonably be cured within such [*], the cure period therefor shall be extended for such time as is reasonably necessary to effect a cure of such neglect or failure, on the conditions that Landlord immediately commences and diligently pursues such cure to completion.

          24.10.3 In the event of any Landlord Default, Tenant shall, in addition to any other remedy available hereunder or at law or in equity, have the right of injunction and the right to invoke any remedy allowed at law or in equity, including specific performance, injunctive relief, reasonable attorneys' fees and damages arising from all damages incurred by Tenant as a result of such Landlord Default (including costs of mitigation), and mention in this Lease of any particular remedy shall not preclude Tenant from any other remedy at law or in equity. Tenant shall not have the right to offset against or deduct from installments of Rent any amounts allegedly owed to Tenant pursuant to any claim of Tenant against Landlord.

     24.11. In the event of any Landlord Default, Tenant will give notice by registered or certified mail to any beneficiary of a deed of trust or mortgagee of a mortgage covering the Demised Premises and to any landlord of any lease of any building in which Demised Premises is located whose address shall have been furnished, and Tenant shall offer such beneficiary, mortgagee and/or landlord a reasonable opportunity to cure the default, including time to obtain possession of the Building by power of sale or a judicial action if such should prove necessary to effect a cure, provided that Landlord shall have furnished to Tenant in writing the names and addresses of all such persons who are to receive such notices.

25.  ASSIGNMENT OR SUBLETTING.

     25.1. Except as hereinafter provided, Tenant shall not, either voluntarily or by operation of law, directly or indirectly, sell, hypothecate, assign, pledge, encumber or otherwise transfer this Lease, or sublet the Demised

________________________

[*} Confidential information has been omitted and filed separately with the Commission.

Premises or any part thereof, or permit or suffer the Demised Premises or any part thereof to be used or occupied as work space, storage space, mailing privileges, concession or otherwise by anyone other than Tenant or Tenant's employees, without the prior written consent of Landlord in each instance, which consent shall not be unreasonably withheld, conditioned or delayed.

     25.2. In the event Tenant desires to assign, sublease, hypothecate or otherwise transfer this Lease or sublet the Demised Premises, then at least [*], but not more than [*], prior to the date when Tenant desires the assignment or sublease to be effective (the "ASSIGNMENT DATE"), Tenant shall give Landlord a notice (the "ASSIGNMENT NOTICE") containing information (including references) concerning the character of the proposed assignee or sublessee, the Assignment Date, any ownership or commercial relationship between Tenant and the proposed assignee or sublessee, and the consideration and all other material terms and conditions of the proposed assignment or sublease along with such other information as Landlord may reasonably require, all in such detail as Landlord shall reasonably require.

     25.3. Landlord in making its determination as to whether consent should be given to a proposed assignment or sublease, shall give consideration to the financial strength of such successor (notwithstanding the assignor remaining liable for Tenant's performance) and any change in use which such successor proposes to make of the Demised Premises. In no event shall Landlord be deemed to be unreasonable for declining to consent to transfer to a successor of poor reputation, lacking financial qualifications, or seeking a change in use of the Demised Premises.

     25.4. As conditions precedent to Landlord considering a request by Tenant to Tenant's transfer of rights or subletting of the Demised Premises, Landlord may require any or all of the following:

          25.4.1 Tenant shall remain fully liable under this Lease during the unexpired Term;

          25.4.2 Tenant shall reimburse Landlord for Landlord's actual costs and expenses, including, without limitation, reasonable attorneys' fees, charges and disbursements incurred in connection with the review, processing and documentation of such request;

          25.4.3 Written agreement from any sublessee that in the event Landlord gives such third party notice that Tenant is in Default under this Lease, such third party shall, during the continuance of such Default, make all payments otherwise due Tenant directly to Landlord, which payments will be received by Landlord without any liability on Landlord except to credit such payment against those due under the Lease, and any such third party shall agree to attorn to Landlord or its successors and assigns should this Lease be terminated for any reason;

          25.4.4 Any such transfer and consent shall be effected on forms reasonably approved by Landlord;

________________________

[*} Confidential information has been omitted and filed separately with the Commission.

          25.4.5 Tenant shall not then be in Default hereunder;

          25.4.6 Such third party's proposed use of the Demised Premises shall be substantially the same as Tenant's use;

          25.4.7 Any agreement pertaining to Tenant's transfer of this Lease or subletting of any portion of the Demised Premises shall be in a form reasonably acceptable to Landlord, and Landlord shall not be bound by any modification or amendment made without Landlord's prior written consent, which may be withheld in Landlord's reasonable discretion;

          25.4.8 Tenant shall deliver to Landlord one original executed copy of any and all written instruments evidencing or relating to Tenant's transfer of rights or subletting of the Demised Premises; and

          25.4.9 A list of Hazardous Materials, certified by the proposed sublessee to be true and correct, which the proposed sublessee intends to use or store in the Demised Premises. Additionally, Tenant shall deliver to Landlord, on or before the date any proposed sublessee takes occupancy of the Demised Premises, all of the items relating to Hazardous Materials of such proposed sublessee as described in Article 41 below.

          25.4.10 Evidence with respect to the business experience, reputation and financial responsibility of the third party concerned.

     25.5. Any sale, assignment, hypothecation or transfer of this Lease or subletting of the Demised Premises that is not in compliance with the provisions of this Article 25 shall be void.

     25.6. The consent by Landlord to an assignment or subletting shall not relieve Tenant or any assignees of this Lease or sublessee of the Demised Premises from obtaining the consent of Landlord to any further assignment or subletting nor shall it release Tenant or any assignee or sublessee of Tenant from full and primary liability under this Lease.

     25.7. In the event of any subletting, Tenant shall remain fully and primarily liable for the payment of all Rent and other sums due, or to become due hereunder, and for the full performance of all other terms, conditions, and covenants to be kept and performed by Tenant. The acceptance of Rent or any other sum due hereunder, or the acceptance of performance of any other term, covenant, or condition thereof, from any other person or entity shall not be deemed to be a waiver of any of the provisions of this Lease or a consent to any subletting of the Demised Premises.

     25.8. Notwithstanding anything to the contrary set forth in this Article 25, Tenant shall have the right, upon prior written notice to Landlord in each instance but without the necessity of obtaining Landlord's consent, to (i) assign or otherwise transfer this Lease or any of its rights hereunder, (ii) sublet the Demised Premises or any part thereof, (iii) permit the use of the Demised Premises or any part thereof by any persons other than Tenant or its employees, agents or invitees, and (iv) permit the assignment or other transfer of this Lease or any of Tenant's rights hereunder by operation of law, in each case if the proposed assignee or subtenant is an Affiliate or Successor Entity of Tenant. "Affiliate" shall mean any entity which, directly or indirectly, controls or is controlled by or is under common control with Tenant. For purposes of the definition of "Affiliate," the word "Control" (including "Controlling", "Controlled by" and "under common Control with") shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policy of a particular entity, whether through the ownership of voting securities, by contract or otherwise. A "Successor Entity" shall mean (x) an entity into which or with which Tenant, its successors or assigns, is merged, amalgamated or consolidated, or (y) an entity acquiring this Lease for the term hereby demised, the good will and all or substantially all of the other property and assets of Tenant, its successors or assigns, and assuming all or substantially all of the liabilities of Tenant, its successors and assigns.

     25.9. Notwithstanding anything to the contrary in this Lease, Tenant shall have the right, without obtaining the consent of Landlord, to permit office-sharing arrangements pursuant to which clients or subcontractors of Tenant may use space in the Premises.

26.  ATTORNEYS' FEES AND COSTS.

     26.1. If either party commences an action against the other party arising out of or in connection with this Lease, the prevailing party shall be entitled to have and recover from the non-prevailing party reasonable attorneys' fees, charges and disbursements and costs of suit.

27.  BANKRUPTCY.

     27.1. In the event a debtor, trustee, or debtor in possession under the Bankruptcy Code, or other person with similar rights, duties and powers under any other law, proposes to cure any default under this Lease or to assume or assign this Lease, and is obliged to provide adequate assurances to Landlord that (i) a default will be cured, (ii) Landlord will be compensated for its damages arising from any breach of this Lease, or (iii) future performance under this Lease will occur, then adequate assurances shall include any or all of the following:

          27.1.1 Those acts specified in the Bankruptcy Code or other law as included within the meaning of adequate assurance, even if this Lease does not concern a shopping center or other facility described in such laws;

          27.1.2 A prompt cash payment to compensate Landlord for any monetary defaults or actual damages arising directly from a breach of this Lease;

          27.1.3 A cash deposit in an amount at least equal to the Security Deposit as referenced in Section 2.1.8.

          27.1.4 The assumption or assignment of all of Tenant's interest and obligations under this Lease.

28.  ESTOPPEL CERTIFICATE.

     Tenant  shall  within  [*]  of  written  notice  from  Landlord,   execute,
acknowledge and deliver a statement in writing substantially in the form attached to this Lease as EXHIBIT "F" with the blanks filled in, and on any other form reasonably requested by a proposed lender or purchaser, (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified is in full force and effect) and the dates to which the rental and other charges are paid in advanced, if any, (ii) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults if any are claimed and (iii) setting forth such further information with respect to this Lease or the Demised Premises as may reasonably be requested thereon. Any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the real property of which the Demised Premises are a part. Tenant's failure to deliver such statement within such time shall, at the option of Landlord, constitute a Default under this Lease, and, in any event, shall be conclusive upon Tenant that the Lease is in full force and effect and without modification except as may be represented by Landlord in any certificate prepared by Landlord and delivered to Tenant for execution.

29.  JOINT AND SEVERAL OBLIGATIONS

     29.1. If more than one person or entity executes this Lease as Tenant,

          29.1.1 Each of them is jointly and severally liable for the keeping, observing and performing of all of the terms, covenants, conditions, provisions and agreements of this Lease to be kept, observed and performed by Tenant, and

          29.1.2 The term "TENANT" as used in this Lease shall mean and include each of them jointly and severally. The act of, notice from, notice to, refund to, or the signature of, any one or more of them, with respect to the tenancy of this Lease, including, but not limited to, any renewal, extension, expiration, termination or modification of this Lease, shall be binding upon each and all of the persons executing this Lease as Tenant with the same force and effect as if each and all of them had so acted, so given or received such notice or refund or so signed.

30.  DEFINITION OF LANDLORD; LIMITATION OF LANDLORD'S LIABILITY.

     30.1. The term "LANDLORD" as used in this Lease, so far as covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only Landlord or the successor-in-interest of Landlord under this Lease at the time in question. In the event of any transfer, assignment or the conveyance of Landlord's fee title or leasehold interest, the landlord herein named (and in case of any subsequent transfers or conveyances, the then grantor) shall be automatically freed and relieved from, and after the date of such

________________________

[*} Confidential information has been omitted and filed separately with the Commission.

transfer, assignment or conveyance, of all liability for the performance of any covenants or obligations contained in this Lease thereafter to be performed by Landlord and, without further agreement, the transferee of such title or leasehold shall be deemed to have assumed and agreed to observe and perform any and all obligations of Landlord hereunder during its ownership or ground lease of the Demised Premises. Subject to Tenant's rights under Section 43 hereof, Landlord may transfer its interest in the Demised Premises or this Lease without the consent of Tenant and such transfer or subsequent transfer shall not be deemed a violation on the part of Landlord or the then grantor of any of the terms or conditions of this Lease. If on the date of transfer, assignment or conveyance of Landlord's fee title interest in the Project all or any portion of the Tenant Improvement Allowance (as such term is defined in EXHIBIT "D") or the Loan Amount has not been disbursed by Landlord to Tenant, Landlord shall, on the date of such transfer, deposit such undisbursed Tenant Improvement Allowance and Loan Amount with an escrow agent reasonably satisfactory to Tenant which escrow agent shall enter in to an escrow agreement with Tenant and the successor-in-interest to Landlord pursuant to which the escrowed funds shall be disbursed to Tenant in accordance with and subject to the terms of EXHIBIT "D" and the Loan Agreement which shall be incorporated into the escrow agreement by reference.

     30.2. If Landlord is in default of this Lease, and as a consequence, Tenant recovers a money judgment against Landlord, such judgment shall be satisfied only out of the proceeds of sale received on execution of the judgment and levy against the right, title and interest of Landlord in the Building and Project, and out of rent or other income from such real property receivable by Landlord or out of the consideration received by Landlord from the sale, financing, refinancing, or other disposition of all or any part of Landlord's right, title, and interest in the Building and Project.

     30.3. Landlord shall not be personally liable for any deficiency. If Landlord is a partnership or joint venture, the partners of such partnership shall not be personally liable and no partner of Landlord shall be sued or named as a party in any suit or action or service of process be made against any partner of Landlord except as may be necessary to secure jurisdiction of the partnership or joint venture. If Landlord is a corporation, the shareholders, directors, officers, employees, and/or agents of such corporation shall not be personally liable and no shareholder, director, officer, employee or agent of Landlord shall be sued or named as a party in any suit or action or service of process made against any shareholder, director, officer, employee or agent of Landlord. No partner, shareholder, director, employee, or agent of Landlord shall be required to answer or otherwise plead to any service of process and no judgment will be taken or writ of execution levied against any partner, shareholder, director, employee or agent of Landlord. Nothing contained in this
Section 30.3 shall restrict Tenant from commencing a legal action against any person described in this Section 30.3 seeking to obtain a return of any amounts distributed to or otherwise received by such person from and after the date that Tenant first made a written demand upon Landlord for such amounts. The immediately preceding sentence shall not be applicable to shareholders or other owners (in such capacity) so long as the stock of Landlord is publicly traded.

     30.4. Each of the covenants and agreements of this Article 30 shall be applicable to any covenant or agreement either expressly contained in this Lease or imposed by statute or by common law and shall survive the termination of this Lease.

31.  PROJECT CONTROL BY LANDLORD.

     31.1. Landlord reserves full control over the Building and the Project to the extent not inconsistent with Tenant's enjoyment of the Demised Premises, the obligations of Landlord to Tenant under the terms of this Lease, or Section 31.4 below. This reservation includes but is not limited to, subject to Tenant's rights under this Lease, the right of Landlord to expand the Project, and the right to grant easements and licenses to others. Landlord's reservation of rights does not include the rights to subdivide the Project or the right to convert the Building to condominium units.

     31.2. Tenant shall, should Landlord so request, promptly join with Landlord in execution of such documents as may be reasonably appropriate to assist Landlord to implement any such action, provided that Tenant need not execute any document which is of nature wherein liability is created in Tenant or, if by reason of the terms of such document, Tenant will be deprived of the quiet enjoyment and use of the Demised Premises as granted by this Lease.

     31.3. Except in the event of an emergency, Landlord or its designees shall be permitted to enter the Demised Premises upon at least twenty-four (24) hours' prior written notice to Tenant, accompanied by an agent of Tenant designated by Tenant for such purpose to (a) inspect the same and to determine whether Tenant is in compliance with its obligations hereunder, (b) supply any service Landlord is required to provide hereunder, (c) show the Demised Premises to prospective lenders, insurers, investors, purchasers or, during the last year of the Term, tenants, (d) post notices of nonresponsibility, (e) access the telephone equipment, electrical substation and fire risers, and (f) alter, improve or repair any portion of the Building other than the Demised Premises, but for which access to the Demised Premises is necessary. In connection with any such alteration, improvement or repair, Landlord may erect in the Demised Premises or elsewhere in the Building or the Project scaffolding and other structures reasonably required for the work to be performed. In no event shall Tenant's Rent abate as a result of any such entry or work; PROVIDED, HOWEVER, in connection with any such entry, Landlord shall coordinate with Tenant in order to minimize the disruption to Tenant's use of the Demised Premises. In the event of an emergency, Landlord or its designees shall be permitted to enter the Demised Premises unaccompanied and without notice; provided that Landlord shall have, prior to such entry, used diligent efforts to have a Tenant representative accompany Landlord or its designee; Landlord hereby acknowledging that Tenant's use of the Demised Premises includes the storage and handling of Hazardous Materials and biologic agents and that Landlord's entry into the Demised Premises without a Tenant representative will be at Landlord's peril. Notwithstanding anything to the contrary set forth in this Lease, Landlord will not be permitted access to areas previously designated in writing by Tenant as security areas, unless Landlord or its representatives are accompanied by an agent of Tenant designated by Tenant for such purpose. Landlord shall at all times retain a key with which to unlock all of the doors in the Demised Premises. If an emergency necessitates immediate access to the Demised Premises, Landlord may use whatever force is necessary to enter the Demised Premises and any such entry to the Demised Premises shall not constitute a forcible or unlawful entry to the Demised Premises, an unlawful detainer of the Demised Premises, or an eviction of Tenant from the Demised Premises, or any portion thereof. Any access by Landlord or its agents and invitees hereunder, including access in the event of an emergency, shall be subject to compliance with such reasonable confidentiality and security procedures as are reasonably imposed on Tenant's business operations and Tenant's standard operating procedures. Landlord reserves the right, after consultation with Tenant, to stop service of a Building system when necessary by reason of accident or emergency. It is expressly understood and agreed that any covenants on Landlord's part to furnish any service or system or to perform any act shall not be deemed breached if Landlord is unable to do so by reason of unavoidable delays.

     31.4. Notwithstanding anything contained in this Article 31, Landlord shall not commence construction of the Expansion Space (as defined in Section 40) during the initial [*] of the Term without the prior written consent of Tenant, which consent shall be granted in Tenant's sole and absolute discretion. If Landlord desires to develop the Expansion Space at any time after the initial [*] of the Term, Landlord may do so subject to the terms of Article 40 hereof.

32.  QUIET ENJOYMENT.

     So long as Tenant is not in Default, Landlord covenants that Landlord or anyone acting through or under Landlord will not disturb Tenant's occupancy of the Demised Premises except as permitted by the provisions of this Lease.

33.  QUITCLAIM DEED.

     Tenant shall execute and deliver to Landlord on the expiration or earlier termination of this Lease, immediately on Landlord's request, in recordable form, a quitclaim deed to the Demised Premises or such other documentation reasonably requested by Landlord evidencing termination of this Lease.

34.  RULES AND REGULATIONS.

     Tenant shall faithfully observe and comply with the Rules and Regulations attached hereto as Exhibit "E" and all reasonable and nondiscriminatory modifications thereof and additions thereto from time to time put into effect by Landlord. Landlord shall not be responsible to Tenant for the violation or non-performance by any other tenant or any agent, employee or invitee thereof of any of said Rules and Regulations.

35.  SUBORDINATION AND ATTORNMENT.

     35.1. This Lease shall be subject and subordinate to the lien of any mortgage, deed of trust, ground lease, master lease or other lease in which Landlord is tenant which may hereafter encumber the Project or the Building
(collectively,  "Mortgages"),  and to all advances  made or hereafter to be made

________________________

[*} Confidential information has been omitted and filed separately with the Commission.

upon the security thereof, provided that Tenant receives a non-disturbance agreement from any holder of a Mortgage (a "Mortgagee") in form and substance reasonably satisfactory to Tenant. In the event that Landlord does not secure a Nondisturbance Agreement from a future Mortgagee, this Lease shall be deemed senior in priority to such future Mortgage held by such future Mortgagee.

     35.2. Notwithstanding Section 35.1, Tenant shall execute and deliver upon demand such further instrument or instruments evidencing such subordination of this Lease to any such Mortgage as may be reasonably required by Landlord. However, if any such Mortgagee or landlord under lease wherein Landlord is tenant so elects, this Lease shall be deemed prior in lien to any such lease or mortgage, regardless of date and Tenant will execute a statement in writing to such effect at Landlord's request. If Tenant fails to execute any document required from Tenant under this Section within fifteen (15) days after written request therefor, Tenant hereby constitutes and appoints Landlord or its special attorney-in-fact to execute and deliver any such document or documents in the name of Tenant. Such power is coupled with an interest and is irrevocable.

     35.3. In the event any proceedings are brought for foreclosure, or in the event of the exercise of the power of sale under any Mortgage made by the Landlord covering the Demised Premises, Tenant shall at the election of the purchaser at such foreclosure or sale attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as Landlord under this Lease.

     35.4. Landlord hereby represents and warrants to Tenant that as of the date hereof there is no Mortgage, ground lease, master lease or other lease in which Landlord is tenant.

36.  SURRENDER.

     36.1. No surrender of possession of any part of the Demised Premises shall release Tenant from any of its obligations hereunder unless accepted by Landlord.

     36.2. The voluntary or other surrender of this Lease by Tenant shall not work a merger, unless Landlord consents and shall, at the option of Landlord, operate as an assignment to it of any or all subleases or subtenancies.

     36.3. The voluntary or other surrender of any ground or underlying lease that now exists or may hereafter be executed affecting the Building or the Project, or a mutual cancellation, thereof, or of Landlord's interest therein, shall not work a merger and shall, at the option of the successor of Landlord's interest in the Building or Project, operate as an assignment of this Lease.

     36.4. Upon the expiration or earlier termination of this Lease, Tenant shall surrender the Demised Premises to Landlord broom clean and free of debris; with all of Tenant's personal property and effects removed therefrom and all damage as a result of or caused by such removal repaired; and with all licenses, permits and similar items which restrict or affect the use of the Demised Premises released and fully terminated.

37.  WAIVER AND MODIFICATION.

     No provision of this Lease may be modified, amended or added to except by an agreement in writing. The waiver by Landlord of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant or condition herein contained.

38.  WAIVER OF JURY TRIAL AND COUNTERCLAIMS.

     THE PARTIES HERETO SHALL AND THEY HEREBY DO WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO
AGAINST THE OTHER ON ANY MATTERS WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT, TENANT'S USE OR OCCUPANCY OF THE DEMISED PREMISES, AND OR ANY CLAIM OF INJURY OR DAMAGE.

39.  TENANT'S PURCHASE OPTION.

     Tenant shall have the option (the "PURCHASE OPTION") during the Term of the Lease and any extensions thereto, to purchase the Project upon the following terms and conditions:

     39.1. The price for the Project payable by Tenant to Landlord pursuant to the Purchase Option shall be equal to [*]

     39.2. In the event that Tenant desires to purchase the Project, Tenant shall deliver to Landlord written notice (the "OPTION NOTICE") of Tenant's intent to buy the Project. Landlord and Tenant shall within [*] following determination of the [*] pursuant to Section 39.2.1 enter into a written purchase agreement in substantially the form attached as EXHIBIT "G" hereto, with respect to the Project incorporating the terms described in Section 39.1 and providing for a closing date that is neither more than [*] nor less than [*] after the date of the execution of the purchase agreement by both Landlord and Tenant. If Landlord does not timely (i) execute and deliver a purchase agreement as contemplated by this Section 39.2 or (ii) perform under the terms of any such purchase agreement, Tenant shall have the right to pursue all remedies available to Tenant at law or in equity, including specific performance and other injunctive relief.

          39.2.1 For purposes of determining the [*] to be employed in Section 39.1, each of Landlord and Tenant shall designate an independent, licensed real estate appraiser within ten (10) days after delivery by Tenant of the Option Notice. Each such real estate appraiser shall have more than five (5) years' experience as a real estate appraiser specializing in commercial leasing and who shall be familiar with the commercial real estate

________________________

[*} Confidential information has been omitted and filed separately with the Commission.

market in which the Project is located. Said appraisers shall each make a determination of the appropriate [*] within [*] after being designated. [*] Landlord and Tenant shall each bear the cost of its appraiser.

     39.3. Notwithstanding the above, the Purchase Option shall not be in effect and may not be exercised by Tenant during [*]; provided, however, that in the event that Tenant extends the maturity date of the loan made by Landlord to Tenant pursuant to the Loan Agreement, the date on and after which the Purchase Option may be exercised by Tenant shall be extended [*] for every [*] extension of the loan maturity date.

     39.4. The Purchase Option shall terminate and be of no further force or effect upon the expiration or earlier termination of the Lease.

     39.5. Upon request by Tenant, Landlord shall execute and deliver to Tenant a memorandum of purchase option (the "Memorandum") in recordable form. The Memorandum shall not set forth the method to be used to determine the purchase price and shall otherwise be in form and substance reasonably satisfactory to Landlord. Tenant shall have the right, at its sole cost and expense, to have the Memorandum recorded in the appropriate governmental records.

40.  RIGHT TO EXPAND.

     Tenant shall have the right, but not the obligation, to expand the Demised Premises (the "EXPANSION RIGHT") to include the as yet undeveloped additional space which may be constructed in the Project on land adjacent to the Building (the "EXPANSION SPACE"), upon the following terms and conditions:

     40.1. In the event that Landlord desires to lease all or any portion of the Expansion Space, Landlord shall deliver to Tenant written notice (the "EXPANSION NOTICE") of the availability of such portion of the Expansion Space, together with the terms and conditions upon which Landlord is prepared to lease to Tenant such portion of the Expansion Space and reasonably detailed architectural and engineering reports with respect to the proposed Expansion Space. Tenant shall have [*] following delivery of the Expansion Notice to deliver to Landlord written notification ("Expansion Notice Response") of either (i) Tenant's exercise of the Expansion Right and agreement to lease such portion of the Expansion Space upon the terms and conditions of the Expansion Notice, (ii) Tenant's election to develop the Expansion Space itself as more fully described in Section 40.2 below ("Tenant's Development Election"), or (iii) Tenant's rejection of the Expansion Notice. In the event Tenant fails to timely deliver the Expansion Notice Response or pursuant thereto rejects the Expansion Notice, or if Landlord and Tenant are unable to agree upon any of the terms of the lease or sale agreement for such portion of the Expansion Space after negotiating in good faith, Landlord shall have the right, for a period of [*] thereafter, to lease the Expansion Space to a third

________________________

[*} Confidential information has been omitted and filed separately with the Commission.

party upon any terms and conditions which Landlord desires, PROVIDED, HOWEVER, that, such terms and conditions are no more favorable to such third party than the terms and conditions offered to Tenant. If Landlord does not enter into a lease with respect to the Expansion Space within the [*] period referenced above, Tenant shall again have all rights to lease Expansion Space under this
Section 40.1.

     40.2.

          40.2.1 Landlord shall not cause the commencement of any development or construction activity with respect to the Expansion Space until the date (the "Option Date") that is the later of (i) the [*] of the Term Commencement Date or
(ii) the date on which Tenant shall first have the right to exercise the purchase option pursuant to Section 39.

          40.2.2 At any time after the Option Date, provided that Tenant is not then in Default under this Lease and Tenant is occupying the entire Demised Premises, Tenant may deliver to Landlord written notice ("TENANT'S EXPANSION NOTICE") of Tenant's desire to lease the Expansion Space, together with (i) the terms and conditions upon which Tenant is prepared to lease the Expansion Space and (ii) a reasonably detailed proposal setting forth the design of the Expansion Space. Landlord shall notify Tenant in writing within [*] of delivery of Tenant's Expansion Notice as to whether Landlord wishes to develop and lease the Expansion Space to Tenant on the terms set forth in Tenant's Expansion Notice or whether Landlord declines to develop and lease the Expansion Space to Tenant ("Development Notice"). If Landlord sets forth in its Development Notice that it does not wish to go forward with developing and leasing the Expansion Space to Tenant, or if Landlord does not timely deliver the Development Notice, then Tenant shall have the rights set forth in Section 40.2.3 below. If Landlord sets forth in its Development Notice that it wishes to develop and lease the Expansion Space to Tenant, then Landlord and Tenant shall negotiate in good faith the terms upon which Landlord shall develop and lease the Expansion Space to Tenant, including without limitation the specifications of the building constituting the Expansion Space (construction of which shall be of the same or better quality than the Building), the condition of the Expansion Space upon delivery to Tenant, the timing of delivery and the terms of the lease and work letter applicable to the Expansion Space. If Landlord and Tenant are unable to agree on the terms upon which Landlord will develop and lease the Expansion Space to Tenant within the [*] period immediately following delivery of the Development Notice, then Tenant shall have the rights set forth in Section
40.2.3 below.

          40.2.3 In the event that (i) Tenant exercises Tenant's Development election under Section 40.1, (ii) Landlord does not timely deliver a Development Notice, (iii) Landlord indicates in the Development Notice that it does not wish to develop and lease the Expansion Space to Tenant or (iv) Landlord sets forth in the Development Notice that it wishes to develop and lease the Expansion Space to Tenant, and Landlord and Tenant are thereafter unable to agree on the terms upon which Landlord will develop and lease the Expansion Space to Tenant during the [*] period following delivery of the Development Notice, Tenant shall

________________________

[*} Confidential information has been omitted and filed separately with the Commission.

have the right to elect at any time thereafter during the Term to (a) purchase the entire Project in accordance with the terms of Section 39 or (b) develop the Expansion Space at Tenant's sole cost and expense.

          40.2.4 If Tenant wishes to elect to develop the Expansion Space pursuant to Section 40.2.3, Tenant shall deliver to Landlord written notice indicating Tenant's desire to construct the Expansion Space, which notice shall include a reasonably detailed proposal setting forth the design of the Expansion Space. The following shall apply to Tenant's development and construction of the Expansion Space.

          (a) Tenant's plans for construction of the Expansion Space shall provide for construction of a minimum of [*] square feet of gross rentable area, and the Expansion Space shall be constructed with materials of equal or better quality than the existing Building.

          (b) Landlord shall have the right to review Tenant's design and construction plans and to approve the same, which approval shall not be unreasonably withheld, conditioned or delayed. If in addition to the Expansion Space proposed to be constructed by Tenant, the then applicable zoning laws would permit further expansion, Landlord shall be deemed to have acted reasonably in not approving Tenant's design and construction plans if such plans would make it impractical to further expand the Building. The design of the Expansion Space must be architecturally compatible with the existing Building.

          (c) Upon completion of construction of the Expansion Space by Tenant, this Lease shall be amended to include the Expansion Space, except that Tenant shall have no obligation to pay rent with respect to the Expansion Space other than Operating Expenses.

          (d) Landlord must be reasonably assured that the construction of the Expansion Space will be completed in a timely fashion.

          (e) Tenant shall indemnify and hold Landlord harmless from and against any and all liabilities, losses, costs, expenses, claims, demands, damages and judgments (including, without limitation, reasonable attorneys' fees, charges and disbursements) arising directly or indirectly out of the construction by Tenant of the Expansion Space, unless caused by the wilful act or negligence of Landlord.

     40.3. In the event Tenant elects to exercise the Expansion Right pursuant to the Expansion Notice Response, within [*] Tenant and Landlord shall enter into a written amendment to the Lease (the "EXPANSION AMENDMENT") which shall provide, unless otherwise agreed in writing, (i) the commencement date of the Expansion Space; (ii) that the Demised Premises under this Lease shall be increased to include the rentable square feet of the Expansion Space; (iii) the new Basic Annual Rent; (iv) Tenant's new Pro Rata Share based upon the addition of the Expansion Space to the Demised Premises; (v) the proportionate increase to the Security Deposit (which shall be payable upon execution of the Expansion

________________________

[*} Confidential information has been omitted and filed separately with the Commission.

Amendment); and (vi) any other terms contained in the Expansion Notice. In all other respects, this Lease shall remain in full force and effect, and shall apply to the Expansion Space.

     40.4. Notwithstanding the above, the Expansion Right shall not be in effect and may not be exercised by Tenant during any period of time that Tenant is in Default under any provision of the Lease.

41.  HAZARDOUS MATERIALS.

     41.1. PROHIBITION/COMPLIANCE. Tenant shall not cause or permit any Hazardous Materials (as hereinafter defined) to be brought upon, kept or used in or about the Demised Premises, the Building or the Project in violation of applicable law by Tenant, its agents, employees, contractors or invitees. If
Tenant breaches the obligation stated in the preceding sentence, or if contamination of the Demised Premises, the Building, the Project or any adjacent property by Hazardous Materials otherwise occurs during the term of this Lease or any extension or renewal hereof or holding over hereunder as a result of acts or omissions of Tenant or its agents, Tenant hereby indemnifies and shall defend and hold Landlord, its officers, directors, employees, agents and contractors harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities, or losses (including, without limitation, diminution in value of the Demised Premises or any portion of the Building or the Project, damages for the loss or restriction on use of rentable or usable space or of any amenity of the Demised Premises, the Building or the Project, damages arising from any adverse impact on marketing of space in the Demised Premises, the Building or the Project, and sums paid in settlement of claims, attorneys' fees, consultant fees and expert fees) which arise during or after the Lease term to the extent resulting from such contamination. This indemnification of Landlord by Tenant includes, without limitation, costs incurred in connection with any investigation of site conditions or any cleanup, remedial, removal, or restoration work required by any federal, state or local governmental agency or political subdivision because of Hazardous Materials present in the air, soil or ground water above, on or under the Demised Premises. Without limiting the foregoing, if the presence of any Hazardous Materials on the Demised Premises, the Building, the Project or any adjacent property, caused or permitted by Tenant results in any contamination of the Demised Premises, the Building, the Project or any adjacent property, Tenant shall promptly take all actions at its sole expense as are necessary to return the Demised Premises, the Building, the Project or any adjacent property, to the condition existing prior to such contamination, provided that Landlord's approval of such action shall first be obtained, which approval shall not unreasonably be withheld so long as such actions would not potentially have any material adverse long-term or short-term effect on the Demised Premises, the Building or the Project.

     41.2.  BUSINESS.  Landlord  acknowledges  that it is not the intent of this
Article 41 to prohibit  Tenant from  operating  its  business  as  described  in
Section 2.1.9 above. Tenant may operate its business according to the custom of the industry so long as the use or presence of Hazardous Materials is strictly and properly monitored according to all applicable governmental requirements. As a material inducement to Landlord to allow Tenant to use Hazardous Materials in connection with its business, Tenant agrees to deliver to Landlord prior to the Rent Commencement Date a list identifying each type of Hazardous Materials to be present on the Demised Premises and setting forth any and all governmental approvals or permits required in connection with the presence of such Hazardous Materials on the Demised Premises ("HAZARDOUS MATERIALS LIST"). Tenant shall deliver to Landlord an updated Hazardous Materials List at least once a year and shall also deliver an updated list before any new Hazardous Materials is brought onto the Demised Premises. Tenant shall deliver to Landlord true and correct copies of the following documents (the "DOCUMENTS") relating to the handling, storage, disposal and emission of Hazardous Materials prior to the Term Commencement Date, or if unavailable at that time, concurrent with the receipt from or submission to a governmental agency: permits; approvals; reports and correspondence; written storage and management plans, notice of violations of any laws; plans relating to the installation of any storage tanks to be installed in or under Building or the Project (provided, said installation of tanks shall only be permitted after Landlord has given Tenant its written consent to do so, which consent may be withheld in Landlord's sole and absolute discretion); and all closure plans or any other documents required by any and all federal, state and local governmental agencies and authorities for any storage tanks installed in, on or under the Building or the Project for the closure of any such tanks. Tenant is not required, however, to provide Landlord with any portion(s) of the Documents containing information of a proprietary nature which, in and of themselves, do not contain a reference to any Hazardous Materials or hazardous activities. It is not the intent of this Section to provide Landlord with information which could be detrimental to Tenant's business should such information become possessed by Tenant's competitors. At the written request of Landlord, Tenant agrees that it shall enter into a written agreement with other tenants at the Building (if any) concerning the equitable allocation of fire control areas (as defined in the Uniform Building Code, and adopted by the City of Columbia ("UBC")) within the Building for the storage of Hazardous Materials. In the event that Tenant's use of Hazardous Materials is such that it utilizes fire control areas in the Building in excess of Tenant's Pro Rata Share of the Building as set forth in Section 2.1.6 above, Tenant agrees that it shall, at its own expense, and upon the written request of Landlord, establish and maintain a separate area of the Demised Premises classified by the UBC as an "H" occupancy area, for the use and storage of Hazardous Materials, or take such other action so that its share of the fire control areas of the Building is not greater than Tenant's Pro Rata Share of the Building.

     41.3. TESTING. At any time, and from time to time, prior to the expiration or earlier termination of the Term (but not more often than [*] during the initial Term and [*] during each Extension Term, unless Landlord, in its reasonable judgment, has a demonstrable basis upon which to believe that contamination has occurred), Landlord shall have the right to conduct appropriate tests of the Demised Premises, the Building and the Project to demonstrate that contamination has occurred as a result of Tenant's use of the Demised Premises. Tenant shall be solely responsible for and shall defend, indemnify and hold the Landlord, its agents and contractors harmless from and against any and all claims, costs and liabilities including actual attorneys' fees, charges and disbursements, arising out of or in connection with any removal, clean up, restoration and materials required hereunder to return the Demised Premises and any other property of whatever nature to their condition existing prior to the time of any contamination by reason of Tenant's use of the Demised Premises. Tenant shall pay for the cost of the tests of the Demised Premises.

________________________

[*} Confidential information has been omitted and filed separately with the Commission.

     41.4. UNDERGROUND TANKS. If underground or other storage tanks storing Hazardous Materials are located on the Demised Premises or are hereafter placed on the Demised Premises at the request of or for the benefit of Tenant, Tenant shall monitor the storage tanks, maintain appropriate records, implement reporting procedures, properly close any underground storage tanks, and take or cause to be taken all other steps necessary or required under all applicable local, state and federal laws and regulations as they now exist or may hereafter be adopted or amended including without limitation, Code of Maryland Regulations, Title 26, Subtitle 10, Chapters 2 through 12.

     41.5. TENANT'S OBLIGATIONS. Tenant's obligations under this Article 41 shall survive the expiration or earlier termination of the Lease. During any period of time employed by Tenant or Landlord after the termination of this Lease to complete the removal from the Demised Premises of any Hazardous Materials brought upon, kept or used by Tenant on the Demised Premises during the Term, and the release and termination of any licenses or permits restricting the use of the Demised Premises, Tenant shall continue to pay the full Rent in accordance with this Lease, which Rent shall be prorated daily.

     41.6.  DEFINITION  OF  "HAZARDOUS  MATERIALS."  As used  herein,  the  term
"HAZARDOUS MATERIALS" means any pollutant, contaminant, hazardous or toxic substance, material or waste, including, without limitation, those that are or become regulated by any local governmental authority, the State of Maryland, or the United States government. The term "Hazardous Material" includes, without limitation, any material or substance which is (i) designated as a "hazardous substance" pursuant to Section 311 of the Federal Water Pollution Control Act
(33 U.S.C.  Section  1317),  (ii)  defined as a  "hazardous  waste"  pursuant to
Section 1004 of the Federal  Resource  Conversation  and Recovery Act, 42 U.S.C.
Section 6901, ET. SEQ. (42 U.S.C. Section 6903), (iii) defined as a "hazardous substance" pursuant to Section 101 of the Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C. Section 9601 ET. SEQ. (42 U.S.C.
Section 9601), (iv) defined as "oil" pursuant to Section 4-401(g) of the Maryland Environmental Code Annotated (1993), or (v) designated as "hazardous substance" or "hazardous waste" pursuant to Maryland Environmental Code Ann., Title 7, Subtitle 2 (1993), all as amended from time to time and together with the rules and regulations promulgated thereunder.

42.  RIGHT TO EXTEND TERM.

     Tenant shall have the right to extend the Term of the Lease upon the following terms and conditions:

     42.1. Tenant shall have two (2) consecutive rights (each, an "EXTENSION RIGHT ") to extend the term of this Lease for five (5) years each (each, an "EXTENSION TERM") on the same terms and conditions as the Lease. During any Extension Term, Basic Annual Rent shall be adjusted on the commencement of each Extension Term and on each one (1) year anniversary of the commencement of such Extension Term in accordance with Section 6 above.

     42.2. Extension Rights are personal to North American Vaccine, Inc. and are not assignable separate and apart from this Lease except that the Extension Rights shall be deemed to have been transferred to any assignee of this Lease.

     42.3. Extension Rights are conditional upon Tenant giving Landlord written notice of its election to exercise each Extension Right at least one (1) year prior to the end of the expiration of the initial term of this Lease or the expiration of any Extension Term.

     42.4. Notwithstanding anything set forth above to the contrary, Extension Rights shall not be in effect and Tenant may not exercise any of the Extension Rights during any period of time that Tenant is in Default under any provision of this Lease.

     42.5. The period of time within which any Extension Rights may be exercised shall not be extended or enlarged by reason of the Tenant's inability to exercise the Extension Rights because of the provisions of Section 42.4 above.

43.  RIGHT OF FIRST OFFER TO PURCHASE.

     Tenant shall have the right (the "PURCHASE RIGHT") to purchase the Project upon the following terms and conditions:

     43.1. In the event that Landlord desires to sell the Project, Landlord shall deliver to Tenant written notice (the "SALE NOTICE") of Landlord's intent to sell the Project, together with the terms and conditions under which Landlord is prepared to sell the Project. Tenant shall have [*] following delivery of the Sale Notice to deliver to Landlord written notification ("Tenant's Response") exercising one of the following options (i) Tenant's exercise of the Purchase Right upon the terms and conditions of the Sale Notice, (ii) Tenant's rejection of its Purchase Right or (iii) Tenant's desire to purchase the Project on terms other than those offered by Landlord. In the event Tenant fails to timely deliver such notice, or if Tenant's Response is a rejection, or if Tenant indicated that it desired to purchase the Project on terms other than those offered by Landlord, and on the date which is [*] after the delivery of Tenant's Response Landlord and Tenant have failed to agree upon any of the terms of the purchase agreement for the Project after negotiating in good faith, Landlord shall thereafter have the right to market the Project, and the right, for a period of [*] after the expiration of [*] following delivery of Tenant's Response, to sell the Project to a third party on terms and conditions no more favorable to the third party than those set forth in the Sale Notice. If Landlord does not consummate the sale of the Project within the [*] period referenced above, Tenant shall again have the Purchase Right.

     43.2. In the event that Tenant and Landlord enter into a purchase agreement following the timely exercise of the Purchase Right, the purchase and sale of the Project shall close no sooner than the date which is [*], and no later than the date which is [*], following receipt by Landlord of Tenant's election to exercise the Purchase Right.

________________________

[*} Confidential information has been omitted and filed separately with the Commission.

     43.3. Notwithstanding the above, the Purchase Right shall not be in effect and may not be exercised by Tenant during any period of time that Tenant is in Default under any provision of the Lease.

     43.4. The Purchase Right is personal to North American Vaccine, Inc. and may not be transferred separate and apart from this Lease, except that the Purchase Right shall be deemed to have been transferred to any assignee of this Lease.

     43.5. The Purchase Right shall terminate and be of no further force or effect upon the expiration or earlier termination of the Term.

     43.6. The Purchase Right is in addition to, and is not to be construed to limit in any way, Tenant's Purchase Option pursuant to Section 39 hereof.

44.  TENANT SIGNAGE.

     Subject to Section 16.1, Tenant shall have the right to place signs on the exterior of the Building as set forth in EXHIBIT "H". Tenant shall have the right to place signs in the interior of the Demised Premises on floors occupied solely by Tenant without first obtaining the consent of Landlord. Fabrication, installation, insurance, and maintenance of such signage shall be at Tenant's sole cost and expense. Tenant covenants and agrees that all work done by Tenant shall be performed in full compliance with all laws, rules, orders, ordinances, directions, regulations, and requirements of all governmental agencies, offices, departments, bureaus and boards having jurisdiction, and in full compliance with the rules, orders, directions, regulations, and requirements of any applicable fire rating bureau. Except for the foregoing, no sign, advertisement or notice visible from the exterior of the Building shall be inscribed, painted or affixed by Tenant on any part of the Project without the prior consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed. Tenant shall remove such signage promptly following the expiration or earlier termination of this Lease. Any such removal shall be at Tenant's sole expense, and Tenant shall bear the cost of any resulting repairs to the Building that are reasonably necessary due to the removal. Should Tenant fail to remove such signage within ten (10) days following the termination of this Lease, or if Tenant sooner requests that Landlord remove the signage, Landlord shall effect the removal and repair at Tenant's expense.

45.  MISCELLANEOUS.

     45.1. TERMS AND HEADINGS. Where applicable in this Lease, the singular includes the plural and the masculine or neuter includes the masculine, feminine and neuter. The section headings of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

     45.2. EXAMINATION OF LEASE. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for lease, and it is not effective as a lease or otherwise until execution by and delivery to both Landlord and Tenant.

     45.3. TIME. Time is of the essence with respect to the performance of every provision of this Lease.

     45.4. CONSENTS. Whenever consent or approval of either party is required, that party shall not unreasonably withhold, delay or condition such consent or approval, except as may be expressly set forth to the contrary.

     45.5. ENTIRE AGREEMENT. The terms of this Lease are intended by the parties as a final expression of their agreement with respect to the terms as are included herein, and may not be contradicted by evidence of any prior or contemporaneous agreement. The Lease and the Exhibits constitute a single document.

     45.6. SEVERABILITY. Any provision of this Lease which shall provide to be invalid, void, or illegal in no way affects, impairs or invalidates any other provision hereof, and such other provisions shall remain in full force and effect.

     45.7. RECORDING. Neither party shall record this Lease or a memorandum hereof.

     45.8. IMPARTIAL CONSTRUCTION. The language in all parts of this Lease shall be in all cases construed as a whole according to its fair meaning and not strictly for or against either Landlord or Tenant.

     45.9. INUREMENT. Each of the covenants, conditions and agreements herein contained shall inure to the benefit of and shall apply to and be binding upon the parties hereto and their respective heirs, legatees, devisees, executors, administrators, successors, assigns, sublessees, or any person who may come into possession of said Demised Premises or any part thereof in any manner whatsoever. Nothing in this Section 45.9 contained shall in any way alter the provisions against assignment or subletting in this Lease provided.

     45.10. NOTICES. Any notice, consent, demand, bill, statement, or other communication required or permitted to be given hereunder must be in writing and may be given by personal delivery, reputable overnight courier or by mail, and if given by mail shall be deemed sufficiently given two (2) days after time when deposited in United States Mail is sent by registered or certified mail, and if given by other means shall be deemed given when received, addressed to Tenant or Landlord at the addresses shown in Sections 2.1.10 and 2.1.11. Either party may, by notice to the other given pursuant to this Section, specify additional or different addresses for notice purposes.

     45.11. MARYLAND JURISDICTION. This Lease has been negotiated and entered into in the State of Maryland and shall be governed by, construed and enforced in accordance with the laws of the State of Maryland, applied to contracts made in Maryland for Maryland domiciliaries to be wholly performed in Maryland.

     45.12. AUTHORITY. That individual or those individuals signing this Lease guarantee, warrant and represent that said individual or individuals have the power, authority and legal capacity to sign this Lease on behalf of and to bind all entities, corporations, partnerships, joint venturers or other organizations and/or entities on whose behalf said individual or individuals have signed.

     45.13. CONFIDENTIALITY. Landlord agrees that any information or documentation furnished to Landlord by Tenant pursuant to the terms of this Lease, or any information or documentation that Landlord otherwise obtains in connection with its rights to access the Demised Premises under this Lease (collectively, "Confidential Information") shall be used by Landlord only for the purposes expressly set forth in this Lease. Landlord shall not disclose any Confidential Information to any third party unless expressly permitted to do so under the terms of this Lease. In the event that Landlord is required in any proceeding to disclose any Confidential Information, Landlord shall give Tenant immediate oral notice of such request so that Tenant may challenge such disclosure requirement or seek a protective order. Landlord shall cooperate with Tenant in seeking the same. Landlord agrees that money damages would not be a sufficient remedy for any breach of this Section 45.13, and that in addition to all other remedies, Tenant shall be entitled to seek injunctive or other equitable relief as a remedy for any such breach, and Landlord hereby agrees to waive any requirement that Tenant post a bond or other security in connection with seeking such remedy. The terms of this Section 45.13 shall survive the expiration or earlier termination of this Lease.

     45.14. REAL ESTATE INVESTMENT TRUST. Notwithstanding anything to the contrary set forth herein, nothing in this Lease shall be construed to require Landlord to take any action or fail to take any action if, in the opinion of Landlord's counsel, a copy of which shall be provided to Tenant, such action or inaction would be likely to result in Landlord losing its status as a real estate investment trust, as defined in Section 856 of the Internal Revenue Code (as amended).

     45.15. This Lease may be executed in two or more counterpart copies, all of which counterparts shall have the same force and effect as if all parties hereto had executed a single copy of this Lease.


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



     IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the date first above written.

                                       Landlord:

                                       ARE - 10150 OLD COLUMBIA, LLC,
                                       a Delaware limited liability company

                                       By: Alexandria Real Estate Equities, L.P.

                                       By: ARE-QRS CORP.


                                       By: /s/ Joel Marcus
                                          --------------------------------------
                                       Name:  JOEL MARCUS
                                       Its:   CHIEF EXECUTIVE OFFICER



                                       Tenant:

                                       NORTH AMERICAN VACCINE, INC. a
                                       Canadian corporation


                                       By: /s/ Daniel J. Abdun-Nabi
                                           -------------------------------------
                                       Name: DANIEL J. ABDUN-NABI
                                       Its:  Senior Vice President-Legal Affairs
                                             & GENERAL COUNSEL




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